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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2013 through May 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                      Pioneer Floating
                      Rate Trust

--------------------------------------------------------------------------------
                      Semiannual Report | May 31, 2014
--------------------------------------------------------------------------------

                      Ticker Symbol: PHD

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Schedule of Investments                                                      12

Financial Statements                                                         42

Financial Highlights                                                         46

Notes to Financial Statements                                                48

Trustees, Officers and Service Providers                                     62

                  Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to -2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market data -- pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

The Federal Reserve System (the Fed) is widely expected to end its QE (quantitative easing) program by the end of this year, and to begin raising the Federal funds rate in 2015. The timing and pace of Fed's actions remain uncertain: Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals

2 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    3

Portfolio Management Discussion | 5/31/14

Investments in bank loans produced positive returns over the six-month period ended May 31, 2014, even as the market environment changed from one month to another. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the six-month period. Mr. Sharkey, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q   How did the Trust perform during the six-month period ended May 31, 2014?

A Pioneer Floating Rate Trust returned 3.01% at net asset value and 3.14% at market price during the six-month period ended May 31, 2014. During the same six-month period, the Trust's benchmark, the Barclays U.S. High Yield Loans Index (the Barclays Index), returned 2.43% at net asset value. Unlike the Trust, the Barclays Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 22 closed-end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged) was 2.85%.

    The shares of the Trust were selling at a 5.1% discount to net asset value on May 31, 2014.

    On May 31, 2014, the Trust's standard 30-day SEC yield was 5.05%*.

Q How would you describe the investment environment for floating-rate loans during the six-month period ended May 31, 2014?

A The investment market for floating-rate loans was generally positive during the six-month period, although varying supply-and-demand factors influenced shorter-term, monthly conditions. Throughout the period, the U.S. economy showed signs of improvement, leading to strengthened corporate finances and low default rates. This, in turn, encouraged investments in credit-sensitive asset classes such as bank loans. The investment backdrop was particularly supportive at the start of the period in December 2013, and the positive environment continued into January 2014 as the overall bank loan market enjoyed the effects of significant inflows of investor money. The environment changed in February, however, as many corporate borrowers began refinancing their debt at lower rates to take

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 advantage of increased investor demand, resulting in a significant increase in the supply of new loans. While the overall loan market was negative in February, it turned positive again in March as the supply/demand relationships moved back into balance. In the month of April, the market experienced minor negative price movement, but still ended the month in positive territory. Also during April, the market witnessed an end to a streak of 93 consecutive weeks of positive inflows as investors anticipated a longer wait for any future Federal funds rate increases. May, the final month of the period, saw the bank loan market again turn positive as a notable increase in the issuance of new collateralized loan obligations renewed investor demand. (Collateralized loan obligations, or CLOs, are pooled investment vehicles created by financial institutions to invest in the loan market.)

Q What was your overall strategy in managing the Trust's portfolio during the six-month period ended May 31, 2014?

A We kept our focus on credit research and fundamental analysis while seeking loan investment opportunities during the six-month period. The portfolio's overall positioning tended to place greater emphasis on holding higher-rated loans than were represented in the Trust's benchmark. However, we did increase the portfolio's exposure to B-rated loans during the period, for two reasons. First, during the period, an increasing percentage of new loans issued were either B or CCC-rated. As such, there was a greater selection of these loans available to the Trust. Second, we continued to see a relatively benign credit market during the period. Given the combination of these factors, we felt it made sense to give the Trust a bit greater exposure to B-rated loans in order to take advantage of the higher yields such loans offer.

Q Did the use of derivatives affect the Trust's performance during the 6-month period ended May 31, 2014?

A We did use forward currency contracts to reduce the potential risks to the Trust's portfolio created by volatility in the relative values of different currencies. The tactic had a slight positive influence on the Trust's performance during the 6-month period.

Q Which individual investments had the greatest effects on the Trust's performance during the six-month period ended May 31, 2014?

A Positions in CLOs provided good support to the Trust's results during the period, as both the primary and secondary markets for CLO investment pools improved. Specifically, the portfolio's investment in loans to AccentCare, a provider of home health care services, contributed to the

                  Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    5

    Trust's positive results. The loans continued to increase in value during the period as the company went through restructuring. Also supporting the Trust's performance during the period were portfolio investments in loans to auto components manufacturer Delphi, and in the debt of Medical Card System, a provider of health and life insurance plans.

    A notable detractor from the Trust's performance during the six-month period was the portfolio's equity position in Media General, a broadcasting company whose securities declined in value along with other broadcasting companies due to concerns over new FCC rules affecting the industry. The Trust had acquired the equity position after the finances of Young Broadcasting were reorganized and some stock was issued to loan holders. Young Broadcasting subsequently was acquired by Media General, and the equity position became that of the acquiring company. The Media General position had actually been a positive contributor to the Trust's performance until recently. Other portfolio holdings that hurt the Trust's performance during the period included loans to Weight Watchers International, which failed to meet earnings expectations, and the debt of mining corporation Bumi International, which declined in value because of a controversy over the company's ownership as well as declining coal prices on the global market.

Q How did the level of leverage in the Trust change during the six-month period ended May 31, 2014?

A The Trust historically employed leverage through the issuance of auction rate preferred shares (AMPS). Between December 3, 2013 and December 6, 2013, the Trust redeemed all of its outstanding AMPS. The Trust then refinanced the AMPS through a revolving credit facility (see Note 7). The Trust refinanced in order to secure a lower cost of financing.

    At the end of the six month period on May 31, 2014, 32.9% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 36.1% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2013. During the period, the absolute amount of leverage employed by the Trust was reduced from $182.5 million to $157.5 million. This reduction was due to regulatory requirements related to refinancing the AMPS with a revolving credit facility (see Note 7). This lower level of financing is not expected to diminish distribution levels because of the lowered cost of borrowing.

Q   What is your investment outlook?

A We have a generally positive view of investment opportunities in the bank loan market. We expect that the Federal Reserve System (the Fed) will begin to raise short-term interest rates (the Federal funds rate) in 2015.


6 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

    However, market interest rates may start rising sooner than that in anticipation of an adjustment of the Fed's policies. As market interest
    rates start ascending,    that will likely have a negative effect on
    longer-duration* fixed-income assets. Floating-rate loans, which are shorter-duration instruments, ought to be less affected by increases in long-term market rates. In addition, we anticipate that the overall economy should continue to grow and that the financial health of corporations in general should continue to improve. This would likely keep loan default rates below historical levels for the next 12 months.

    When interest rates increase the borrowing costs for closed end funds will also increase. We believe closed end funds that focus on floating-rate loans may have an advantage over other closed end funds that do not focus on floating-rate loans. For that reason, the aforementioned increases in borrowing costs for closed end funds ought to be partially offset by income as yields of floating-rate loans increase in conjunction with rising interest rates.

* {Duration is a measure of the sensitivity of the price (or value of principal) of a fixed-income investment to a change in interest rates, expressed as a number of years.}

                  Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    7

Please refer to the Schedule of Investments on pages 12-41 for a full listing of Trust securities.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

Historically, the Trust employed leverage through the issuance of preferred shares. The Trust has redeemed all of its outstanding preferred shares. The Trust continues to employ leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

Portfolio Summary | 5/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                               95.2%
Common Stocks                                                              2.0%
Collateralized Loan Obligations                                            1.8%
Corporate Bonds & Notes                                                    1.0%
Asset Backed Security                                                      0.0%*
Claims                                                                     0.0%*
Liquidating Trusts                                                         0.0%*

* Amount is less than 0.1%.

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's (S&P) ratings.)

B                                                                         53.1%
BB                                                                        32.1%
BBB                                                                        5.3%
Not Rated                                                                  5.2%
CCC                                                                        3.9%
D                                                                          0.4%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

The portfolio is actively managed and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Delphi Automotive Plc                                                          1.69%
-----------------------------------------------------------------------------------------
 2.  Cequel Communications LLC, Term Loan, 3.5%, 2/14/19                            1.43
-----------------------------------------------------------------------------------------
 3.  Univision Communications, Inc., First-Lien Term Loan, 4%, 3/1/20               0.99
-----------------------------------------------------------------------------------------
 4.  Appvion, Inc., Term Commitment, 5.75%, 6/28/19                                 0.74
-----------------------------------------------------------------------------------------
 5.  Evergreen Skills Lux S.a r.l., First Lien Initial Term Loan, 4.5%, 4/28/21     0.74
-----------------------------------------------------------------------------------------
 6.  Bright Horizons Family Solutions LLC, Term B Loan, 5%, 1/30/20                 0.74
-----------------------------------------------------------------------------------------
 7.  HCA, Inc., Tranche B-5 Term Loan, 2.9%, 3/31/17                                0.73
-----------------------------------------------------------------------------------------
 8.  Telesat Canada, U.S. Term B-2 Loan, 3.5%, 3/28/19                              0.73
-----------------------------------------------------------------------------------------
 9.  Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17                                 0.70
-----------------------------------------------------------------------------------------
10.  Metaldyne LLC, USD Term Loan 2014, 4.25%, 12/18/18                             0.69
-----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    9

Prices and Distributions | 5/31/14

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    5/31/14                         11/30/13
--------------------------------------------------------------------------------
Market Value                         $12.35                          $12.41
--------------------------------------------------------------------------------
Discount                              (5.1)%                          (5.2)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    5/31/14                         11/30/13
--------------------------------------------------------------------------------
                                     $12.98                          $13.06
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/13-5/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Net Investment           Short-Term                Long-Term
               Income              Capital Gains             Capital Gains
--------------------------------------------------------------------------------
               $0.45                    $ --                      $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       5/31/14                     11/30/13
--------------------------------------------------------------------------------
30-day SEC Yield                        5.05%                       6.69%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

10 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

Performance Update | 5/31/14

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust during the periods shown, compared with the values of the Barclays U.S. High Yield Loans Index, an unmanaged index which measures the performance of high-yield loans, and the Credit Suisse (CS) Leveraged Loan Index, an unmanaged index of senior, secured U.S. dollar-denominated loans.

Average Annual Total Returns
(As of May 31, 2014)
--------------------------------------------------------------------------------
                                                               Barclays
                        Net                     CS             U.S. High
                        Asset                   Leveraged      Yield
                        Value       Market      Loan           Loans
Period                  (NAV)       Price       Index          Index
--------------------------------------------------------------------------------
Life-of-Trust
(12/28/04)               5.12%       4.06%+     5.01%+         5.40%+
5 Years                 14.94       16.26       9.49           9.43
1 Year                   5.08       -3.73       4.90           4.26
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment


                        Pioneer Floating        Barclays U.S. High         CS Leveraged
                        Rate Trust              Yield Loans Index*         Loan Index**
12/31/2004              $10,000.00                                         $10,052
12/31/2005              $ 8,944.61                                         $10,179
12/31/2006              $10,166.60              $10,913                    $10,885
5/31/2007               $12,329.70              $11,367                    $11,717
5/31/2008               $10,156.20              $11,138                    $11,337
5/31/2009               $ 6,851.88              $10,191                    $10,075
5/31/2010               $10,690.70              $12,570                    $12,347
5/31/2011               $13,385.70              $13,761                    $13,555
5/31/2012               $13,128.90              $14,046                    $13,858
5/31/2013               $15,124.50              $15,337                    $15,110
5/31/2014               $14,561.00              $15,990                    $15,851

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

* The Barclays U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006, the chart assumes an initial investment of $10,913, which is equal to the Trust's value at 11/30/2006.

** The CS Leveraged Loan Index (the CS Index) is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The CS Index began in January 1992. Comparisons to the Trust for the CS Index begin in 2004. The CS Index was the Trust's benchmark through March 1, 2011, and was at that time replaced by the Barclays Capital U.S. High Yield Loans Index (the Barclays Index). Because the historical performance of the Barclays Index dates back only to 2006, two years after the inception of the Trust in 2004, the Trust will continue to provide "Market Value of $10,000 Investment" comparisons for both the CS Index and the Barclays Index.

Returns of both indices are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

+ Return for the CS Leveraged Loan Index covers the entire performance history of Pioneer Floating Rate Trust (December 28, 2004 through May 31, 2014). Return for the Barclays U.S. High Yield Loans Index covers the maximum period for which that index's performance is available (December 30, 2005 through May 31, 2014).

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    11

Schedule of Investments | 5/31/14 (unaudited)

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      SENIOR SECURED FLOATING
                                      RATE LOAN INTERESTS -- 139.7% of
                                      Net Assets*
                                      AUTOMOBILES & COMPONENTS -- 8.3%
                                      Auto Parts & Equipment -- 6.4%
 2,902,784                 BB-/Ba3    Allison Transmission, Inc., Term Loan B-3,
                                      3.75%, 8/23/19                                       $   2,908,662
 2,084,048                   B+/B1    ARC Automotive Group, Inc., Term Loan,
                                      6.0%, 11/15/18                                           2,102,284
 2,716,622                   B+/B2    ASP HHI Acquisition Co., Inc., Additional Term
                                      Loan, 5.0%, 10/5/18                                      2,730,205
   785,000                   NR/NR    Electrical Components International, Inc.,
                                      Term Loan B, 4.75%, 5/30/21                                788,925
 1,634,324                    B/B1    Federal-Mogul Corp., Tranche C Term Loan
                                      (2014), 4.75%, 4/15/21                                   1,630,749
 1,200,000                    B/B1    Jason, Inc., Term Loan, 4.5%, 5/21/21                    1,200,000
 3,253,984                   B+/B1    Metaldyne LLC, USD Term Loan 2014,
                                      4.25%, 12/18/18                                          3,264,559
 1,213,480                   B+/B1    TI Group Automotive Systems LLC, Additional
                                      Term Loan, 5.5%, 3/28/19                                 1,220,686
   938,998                  BB/Ba2    Tomkins LLC, Term Loan B-2, 3.75%,
                                      9/29/16                                                    940,989
 2,524,580                  B+/Ba3    Tower Automotive Holdings USA, LLC,
                                      Refinancing Term Loan, 4.0%, 4/23/20                     2,524,580
 1,088,438                   B/Ba3    UCI International, Inc., (United Components),
                                      Term Loan, 5.5%, 7/26/17                                 1,093,199
                                                                                           -------------
                                                                                           $  20,404,838
--------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 1.0%
 3,277,713                 BB+/Ba1    Chrysler Group LLC, Term Loan B, 3.5%,
                                      5/24/17                                              $   3,284,678
--------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.9%
 3,000,000                  BB/Ba1    Goodyear Tire & Rubber Co., Second Lien
                                      Term Loan, 4.75%, 4/30/19                            $   3,021,225
                                                                                           -------------
                                      Total Automobiles & Components                       $  26,710,741
--------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.4%
                                      Thrifts & Mortgage Finance -- 0.4%
 1,288,737                   B+/B1    Ocwen Loan Servicing, Initial Term Loan,
                                      5.0%, 2/15/18                                        $   1,297,396
                                                                                           -------------
                                      Total Banks                                          $   1,297,396
--------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 12.0%
                                      Aerospace & Defense -- 4.6%
 1,160,410                   B+/B1    Accudyne Industries Borrower
                                      S.C.A./Accudyne Industries LLC, Refinancing
                                      Term Loan, 4.0%, 12/13/19                            $   1,161,740
   607,018                   B-/B2    Cadence Aerospace Finance, Inc., Term
                                      Loan, 7.5%, 5/9/18                                         609,800

The accompanying notes are an integral part of these financial statements.

12 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Aerospace & Defense -- (continued)
   737,750                   B/Ba3    CPI International, Inc., Term B Loan,
                                      4.25%, 4/1/21                                        $     739,287
 1,154,845                    B/B2    DAE Aviation Holdings, Inc., Tranche B-1
                                      Loan, 5.0%, 11/2/18                                      1,170,724
   467,327                    B/B2    DAE Aviation Holdings, Inc., Tranche B-2
                                      Loan, 5.0%, 11/2/18                                        473,948
 1,651,320                BBB-/Ba2    Digitalglobe, Inc., Term Loan, 3.75%,
                                      1/31/20                                                  1,655,706
 1,056,842                 BB-/Ba2    DynCorp International, Inc., Term Loan,
                                      6.25%, 7/7/16                                            1,061,246
 1,210,542                 B-/Caa1    Hunter Defense Technologies, Inc., Term
                                      Loan, 3.48%, 8/22/14                                     1,174,226
   963,943(a)            CCC+/Caa1    IAP Worldwide Services, Inc., First Lien Term
                                      Loan, 10.0%, 12/31/15                                      279,543
 1,555,313                    B/B1    Sequa Corp., Initial Term Loan, 5.25%,
                                      6/19/17                                                  1,542,027
 1,523,373                   B+/B1    SI Organization, Inc., The First Lien Initial
                                      Term Loan, 5.75%, 11/23/19                               1,529,085
   498,728                 BB+/Ba1    Spirit Aerosystems, Inc., (fka Mid-Western
                                      Aircraft Systems, Inc., and Onex Wind
                                      Finance LP.), Term Loan B, 3.25%, 9/15/20                  499,507
   714,457                   B+/B1    TASC, Inc., First Lien Term Loan,
                                      6.5%, 5/22/20                                              707,133
 1,486,237                    B/B1    WP CPP Holdings LLC, First Lien Term Loan,
                                      4.75%, 12/28/19                                          1,492,554
   680,000                   NR/NR    WP CPP Holdings LLC, Second Lien Term
                                      Loan B-1, 8.75%, 4/30/21                                   690,625
                                                                                           -------------
                                                                                           $  14,787,151
--------------------------------------------------------------------------------------------------------
                                      Building Products -- 2.5%
 1,321,650                  BB-/B1    Armstrong World Industries, Inc., Term
                                      Loan B, 3.5%, 3/15/20                                $   1,325,774
 1,341,000                    B/B2    Interline Brands, Inc., First Lien Term Loan,
                                      4.0%, 3/17/21                                            1,335,971
   927,000                   B+/B2    Nortek, Inc., Loan, 3.0%, 10/30/20                         926,989
   320,000                   B+/B1    Ply Gem Industries, Inc., Term Loan, 4.0%,
                                      2/1/21                                                     317,750
   497,500                   B+/B1    Quikrete Holdings, Inc., Initial First Lien Loan,
                                      4.0%, 9/28/20                                              497,967
 1,000,000                   B-/B3    Quikrete Holdings, Inc., Initial Second Lien
                                      Loan, 7.0%, 3/26/21                                      1,025,000
 1,719,506                  BB-/B2    Summit Materials LLC, Term B Loan, 5.0%,
                                      1/30/19                                                  1,729,178
   811,850                   B+/B1    Unifrax Holding Co., New Term B Dollar Loan,
                                      4.25%, 11/28/18                                            811,850
                                                                                           -------------
                                                                                           $   7,970,479
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    13

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy
                                      Trucks -- 1.0%
   480,000                 BB+/Ba1    Manitowoc Co., Inc., Term Loan B, 3.25%,
                                      1/3/21                                               $     480,144
   870,000                   B/Ba3    Navistar, Inc., Tranche B, Term Loan, 5.75%,
                                      8/17/17                                                    885,497
   858,091                 BB+/Ba1    Terex Corp., 2013 New U.S. Term Loan,
                                      3.5%, 4/28/17                                              861,979
   814,567                   B+/B2    Waupaca Foundry, Inc., Term Loan, 5.25%,
                                      6/29/17                                                    815,585
                                                                                           -------------
                                                                                           $   3,043,205
--------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.7%
 1,028,940                   NR/NR    Pelican Products, Inc., First lien Tem Loan,
                                      5.25%, 4/10/20                                       $   1,039,229
 1,195,201                 BB+/Ba2    WireCo WorldGroup, Inc., Term Loan, 6.0%,
                                      2/15/17                                                  1,204,912
                                                                                           -------------
                                                                                           $   2,244,141
--------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 1.3%
 1,500,000                 B-/Caa1    Filtration Group Corp., Second Lien Initial
                                      Term Loan, 8.25%, 11/22/21                           $   1,526,250
   685,639                    B/B1    Milacron LLC, Term Loan, 4.0%, 3/28/20                     687,353
 2,168,467                   B+/B2    Pro Mach, Inc., Term Loan, 4.5%, 7/6/17                  2,173,888
                                                                                           -------------
                                                                                           $   4,387,491
--------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 1.3%
 1,496,241                    B/B1    Gardner Denver, Inc., Initial Dollar Term
                                      Loan, 4.25%, 7/30/20                                 $   1,496,989
 2,103,660                 BB-/Ba2    Ina Beteiligungsgesellschaft Mit
                                      Beschrankter Haftung (fka Schaeffler AG),
                                      Facility E (USD), 3.75%, 5/15/20                         2,116,995
   702,900                 BB-/Ba3    Xerium Technologies, Inc., New Term Loan,
                                      6.75%, 5/17/19                                             708,757
                                                                                           -------------
                                                                                           $   4,322,741
--------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.6%
 1,125,000                    B/B1    Wesco Aircraft Hardware Corp., Tranche B
                                      Term Loan, 3.25%, 2/28/21                            $   1,121,484
   711,169                  B+/Ba3    WESCO Distribution, Inc., Tranche B-1 Loan,
                                      3.75%, 12/12/19                                            711,947
                                                                                           -------------
                                                                                           $   1,833,431
                                                                                           -------------
                                      Total Capital Goods                                  $  38,588,639
--------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 5.7%
                                      Commercial Printing -- 0.4%
 1,353,256                 NR/Caa3    Cenveo Corp., Term Loan B, 6.25%, 2/13/17            $   1,361,713
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 1.2%
 1,067,925                   B-/B3    InfoGroup, Inc., Term Loan B, 7.5%, 5/26/18          $     947,784
   716,227                   B+/B1    KAR Auction Services, Inc., Tranche B-2 Term
                                      Loan, 3.5%, 3/11/21                                        716,669
 2,176,973                   B-/B1    Language Line LLC, Tranche B Term Loan,
                                      6.25%, 6/20/16                                           2,182,415
                                                                                           -------------
                                                                                           $   3,846,868
--------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 1.2%
   731,500                BB+/Baa3    Convata Energy Corp., Term Loan, 3.25%,
                                      3/28/19                                              $     734,060
   296,250                 BBB/Ba1    Progressive Waste Solutions Ltd., Term B
                                      Loan, 3.0%, 10/24/19                                       296,250
   493,750                   B-/B2    Tervita Corp., (fka CCS Corp.),Term Loan,
                                      6.25%, 5/15/18                                             495,087
   991,191                   B+/B1    Waste Industries USA, Inc., Term Loan B,
                                      4.25%, 3/17/17                                             993,256
 1,405,809                   B+/B1    WCA Waste Corp. (WCA Waste Systems, Inc.),
                                      Term Loan, 4.0%, 3/23/18                                 1,407,786
                                                                                           -------------
                                                                                           $   3,926,439
--------------------------------------------------------------------------------------------------------
                                      Human Resource & Employment
                                      Services -- 0.3%
   950,739                 BB-/Ba2    On Assignment, Inc., Initial Term B Loan,
                                      3.5%, 5/15/20                                        $     949,154
--------------------------------------------------------------------------------------------------------
                                      Research & Consulting Services -- 0.3%
   937,545                   BB/B1    Wyle Services Corp., Term Loan, 4.0%,
                                      5/21/21                                              $     939,889
--------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 1.9%
 1,016,301                 BB-/Ba3    Allied Security Holdings LLC, Second Lien
                                      Closing Date Term Loan, 4.25%, 2/12/21               $   1,013,918
 1,181,542                  BB/Ba3    GEO Group, Inc., Term Loan, 3.25%, 4/3/20                1,180,804
 2,371,795                   B/Ba3    Monitronics International, Inc., 2013 Term
                                      Loan B, 4.25%, 3/23/18                                   2,377,231
 1,491,908                   B+/B1    Protection One, Inc., 2012 Term Loan,
                                      4.25%, 3/21/19                                           1,496,105
                                                                                           -------------
                                                                                           $   6,068,058
--------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.4%
 1,089,041               CCC+/Caa1    AlliedBarton Security Services, Second Lien
                                      Term Loan, 8.0%, 8/13/21                             $   1,095,393
                                                                                           -------------
                                      Total Commercial & Professional Services             $  18,187,514
--------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 1.3%
                                      Diversified Support Services -- 0.1%
   299,250                  B-/Ba3    TMS International Corp., Term B Loan, 4.5%,
                                      10/16/20                                             $     300,247
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 15

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.6%
   596,977                   B+/B1    ADS Waste Holdings, Inc., Initial Tranche B-2
                                      Term Loan, 3.75%, 10/9/19                            $     594,304
 1,250,000                   NR/NR    U.S. Ecology, Inc., Term Loan, 3.0%, 5/28/21             1,259,375
                                                                                           -------------
                                                                                           $   1,853,679
--------------------------------------------------------------------------------------------------------
                                      Research & Consulting Services -- 0.5%
 1,500,000               CCC+/Caa1    Sourcehov LLC, Second Lien Term Loan,
                                      8.75%, 4/30/19                                       $   1,522,500
--------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 0.1%
   100,329                  B+/Ba3    Garda Security, Term B Delayed Draw Loan,
                                      4.0%, 11/6/20                                        $     100,110
   392,196                  B+/Ba3    Garda Security, Term B Loan, 4.0%, 11/6/20                 391,338
                                                                                           -------------
                                                                                           $     491,448
                                                                                           -------------
                                      Total Commercial Services & Supplies                 $   4,167,874
--------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 4.8%
                                      Apparel Retail -- 0.1%
   390,000                  B+/Ba3    J. Crew Group, Inc., Initial Loan, 4.0%,
                                      3/5/21                                               $     388,391
--------------------------------------------------------------------------------------------------------
                                      Apparel, Accessories & Luxury Goods -- 0.4%
 1,243,703                    B/B2    Renfro Corp., Tranche B Term Loan, 5.75%,
                                      1/30/19                                              $   1,247,589
--------------------------------------------------------------------------------------------------------
                                      Home Furnishings -- 1.1%
 2,044,460                   B+/B1    Serta Simmons Holdings LLC, Term Loan,
                                      4.25%, 10/1/19                                       $   2,050,050
 1,432,766                  BB/Ba3    Tempur Pedic International, Inc., Term Loan
                                      B, 3.5%, 3/18/20                                         1,427,841
                                                                                           -------------
                                                                                           $   3,477,891
--------------------------------------------------------------------------------------------------------
                                      Homebuilding -- 0.1%
 1,000,000(a)(b)(c)          NR/NR    WAICCS Las Vegas 3 LLC, First Lien Term
                                      Loan, 7.75%, 7/30/09                                 $     335,000
 4,500,000(a)(b)(c)          NR/NR    WAICCS Las Vegas 3 LLC, Second Lien Term
                                      Loan, 13.25%, 7/30/09                                       22,505
                                                                                           -------------
                                                                                           $     357,505
--------------------------------------------------------------------------------------------------------
                                      Housewares & Specialties -- 2.0%
 1,465,995                  BB+/NR    Jarden Corp., New Tranche B Term Loan,
                                      2.734%, 3/31/18                                      $   1,472,180
 1,144,322                  BB/Ba2    Prestige Brands, Inc., Term B-1 Loan, 5.0%,
                                      1/31/19                                                  1,147,183
 2,294,317                   B+/B1    Reynolds Group Holdings, Inc., Incremental
                                      U.S. Term Loan, 4.0%, 11/30/18                           2,299,734
 1,583,184                    B/B1    World Kitchen LLC, U.S. Term Loan, 5.5%,
                                      3/4/19                                                   1,583,184
                                                                                           -------------
                                                                                           $   6,502,281
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 0.3%
   775,000                   B+/B2    Bauer Performance Sports Ltd. Initial Term
                                      Loan, 4.5%, 4/15/21                                  $     776,938
--------------------------------------------------------------------------------------------------------
                                      Textiles -- 0.8%
 1,732,863                   NR/NR    Klockner Pentaplast of America, Inc., Term
                                      Loan B-1, 4.75%, 12/21/16                            $   1,746,582
   785,000                  B+/Ba3    Nine West Holdings, Inc., Initial Term Loan,
                                      4.75%, 10/8/19                                             788,434
                                                                                           -------------
                                                                                           $   2,535,016
                                                                                           -------------
                                      Total Consumer Durables & Apparel                    $  15,285,611
--------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 9.3%
                                      Casinos & Gaming -- 1.3%
 1,147,125                   B+/B3    CityCenter Holdings LLC, Term B loan, 5.0%,
                                      10/16/20                                             $   1,157,019
   167,564                BBB-/Ba2    Las Vegas Sands LLC, Term B Loan, 3.25%,
                                      12/19/20                                                   167,577
 1,481,250                  BB/Ba2    MGM Resorts International (MGM Grand
                                      Detroit LLC), Term B Loan, 3.5%, 12/20/19                1,479,862
 1,395,000               BBB-/Baa3    Seminole Tribe of Florida, Initial Term Loan,
                                      3.0%, 4/29/20                                            1,392,602
                                                                                           -------------
                                                                                           $   4,197,060
--------------------------------------------------------------------------------------------------------
                                      Education Services -- 2.9%
 3,484,634                   B+/B1    Bright Horizons Family Solutions LLC,Term B
                                      Loan, 5.0%, 1/30/20                                  $   3,493,890
   945,700                   NR/NR    Houghton Mifflin Holdings Inc., Term Loan,
                                      4.25%, 5/22/18                                             951,611
 1,484,808                    B/B1    Laureate Education, Inc., Series 2018
                                      Extended Term Loan, 5.0%, 6/15/18                        1,466,248
 1,482,542                   B+/B2    McGraw-Hill Global Education Holdings, LLC,
                                      Term B Loan Refinancing, 5.75%, 3/22/19                  1,506,633
 1,870,313                   B+/B2    McGraw-Hill School Education Holdings LLC,
                                      Term B Loan, 6.25%, 12/18/19                             1,892,522
                                                                                           -------------
                                                                                           $   9,310,904
--------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.7%
   750,000                  BB/Ba3    Hilton Worldwide Finance LLC, Initial Term
                                      Loan, 3.5%, 10/26/20                                 $     748,229
 1,470,544                   B/Ba2    Seven Sea Cruises S. DE R.L., Term B2 Loan,
                                      3.75%, 12/21/18                                          1,471,464
                                                                                           -------------
                                                                                           $   2,219,693
--------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.3%
   985,031                    B/B1    Sabre, Inc., Term B Loan, 4.25%, 2/19/19             $     988,233
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    17

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Leisure Facilities -- 0.7%
   864,425                BBB-/Ba1    Cedar Fair, LP, U.S. Term Facility, 3.25%,
                                      3/6/20                                               $     869,279
 1,510,641                 BB+/Ba2    Six Flags Theme Parks, Inc., Tranche B Term
                                      Loan, 3.5%, 12/20/18                                     1,513,473
                                                                                           -------------
                                                                                           $   2,382,752
--------------------------------------------------------------------------------------------------------
                                      Restaurants -- 2.2%
 1,105,170                  BB/Ba3    Burger King Corp., 2012 Tranche B Term
                                      Loan, 3.75%, 9/28/19                                 $   1,111,000
   205,464                 BB-/Ba2    DineEquity, Inc., Term B-2 Loan, 3.75%,
                                      10/19/17                                                   206,384
 2,482,667                  B+/Ba3    Landry's, Inc., (fka Landry's Restaurants,
                                      Inc.), Term Loan B, 4.0%, 4/24/18                        2,490,813
 1,788,500                   B/Ba3    NPC International, Inc., 2013 Term Loan,
                                      4.0%, 12/28/18                                           1,789,618
 1,509,134                  BB-/B1    Wendy's International, Inc., Term B Loan,
                                      3.25%, 5/15/19                                           1,514,944
                                                                                           -------------
                                                                                           $   7,112,759
--------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 1.2%
 1,500,000                    B/B2    Genex Holdings, Inc., First Lien Term B Loan,
                                      4.25%, 5/28/21                                       $   1,515,000
   711,440                   NR/B2    Learning Care Group (US) No. 2, Inc., Term
                                      Loan, 5.5%, 5/5/21                                         720,333
 1,980,000                 BB/Baa1    Weight Watchers International, Inc., Initial
                                      Tranche B-2 Term Loan, 4.0%, 4/2/20                      1,576,575
                                                                                           -------------
                                                                                           $   3,811,908
                                                                                           -------------
                                      Total Consumer Services                              $  30,023,309
--------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 5.0%
                                      Consumer Finance -- 0.4%
 1,400,000                  B+/Ba3    Trans Union LLC, First Lien Term Loan B,
                                      4.0%, 4/9/21                                         $   1,398,907
--------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.8%
 1,213,342                    B/B1    Duff & Phelps Corp., Initial Term Loan, 4.5%,
                                      4/23/20                                              $   1,218,650
   746,250                   NR/NR    Guggenheim Partners Investment
                                      Management Holdings LLC, Initial Term
                                      Loan, 4.25%, 7/22/20                                       750,215
   539,055                 BB-/Ba2    LPL Holdings, Inc., 2013 Incremental
                                      Tranche B Term Loan, 3.25%, 3/29/19                        537,482
                                                                                           -------------
                                                                                           $   2,506,347
--------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 3.7%
 1,653,658                 BBB/Ba2    AWAS Finance Luxembourg 2012 SA, Term
                                      Loan, 3.5%, 7/16/18                                  $   1,656,759
   325,000                 BB+/Ba2    Delos Finance, S.a r.l., Term Loan, 3.5%,
                                      3/6/21                                                     325,493

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial
                                      Services -- (continued)
   879,813                 BBB-/B1    Fly Funding II S.a.r.l., Term Loan, 4.5%,
                                      8/9/19                                               $     886,044
 2,375,000                   B+/NR    Grede LLC (Grede II LLC) Term Loan B,
                                      3.75%, 5/21/21                                           2,380,201
 1,025,000                   B/B13    Hampton Rubber Co., First Lien Term Loan,
                                      4.0%, 3/27/21                                            1,024,573
 1,500,000                   B+/B1    Harland Clarke Holdings Corp., (fka Clarke
                                      American Corp.), Tranche B-4 Term Loan,
                                      6.0%, 8/4/19                                             1,524,563
 1,000,000                 NR/Baa2    Kasima LLC, Term Loan, 3.25%, 5/17/21                      996,875
 2,034,625                    B/B1    Livingston International, Inc., First Lien Initial
                                      Term B-1 Loan, 5.0%, 4/18/19                             2,040,983
   989,394                  BB/Ba3    Ship Luxco 3 S.a.r.l. (RBS Worldpay), Facility
                                      B2A, 5.25%, 11/29/19                                       998,051
                                                                                           -------------
                                                                                           $  11,833,542
--------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.1%
   154,050                  BB-/B1    Bats Global Markets, Inc., Term Loan, 5.0%,
                                      1/31/20                                              $     151,017
                                                                                           -------------
                                      Total Diversified Financials                         $  15,889,813
--------------------------------------------------------------------------------------------------------
                                      ENERGY -- 5.0%
                                      Coal & Consumable Fuels -- 0.5%
   895,500                  B+/Ba3    Foresight Energy LLC, Term Loan, 5.5%,
                                      8/21/20                                              $     902,776
   783,333                   Cc/Ca    PT Bumi Resources Tbk, Loan, 18.153%,
                                      11/7/14                                                    567,916
                                                                                           -------------
                                                                                           $   1,470,692
--------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 0.9%
 1,450,000                   NR/NR    Chief Exploration & Development LLC,
                                      Second Lien Term Loan, 6.5%, 5/16/21                 $   1,454,495
   892,494                 BB+/Ba1    ExGen Renewables, LLC, Term Loan, 5.25%,
                                      2/6/21                                                     910,344
   547,566                BBB/Baa2    Glenn Pool Oil & Gas Trust 1, Term Loan,
                                      4.5%, 5/2/16                                               551,673
                                                                                           -------------
                                                                                           $   2,916,512
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 1.4%
 2,500,000                    B/B3    Jonah Energy LLC, Second Lien Initial Loan,
                                      7.5%, 5/12/21                                        $   2,528,125
   990,000                   B-/B3    Offshore Group Investment, Ltd., (Vantage
                                      Delaware Holdings LLC), Second Lien Term
                                      Loan, 5.75%, 3/28/19                                       985,050
 1,091,750                   B+/B1    Pacific Drilling SA, Term Loan, 4.5%, 6/3/18             1,093,342
                                                                                           -------------
                                                                                           $   4,606,517
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    19

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment -- 0.3%
   927,675                   B+/B3    FR Dixie Acquisition Corp., Term Loan,
                                      5.75%, 12/18/20                                      $     932,508
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 0.1%
   425,000                   B-/B2    FTS International, Inc., (fka Frac Tech
                                      International, LLC) Initial Term Loan, 5.75%,
                                      4/16/21                                              $     428,666
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 1.3%
 1,516,667                  B+/Ba3    EP Energy LLC, Tranche B-3 Term Loan,
                                      3.5%, 5/24/18                                        $   1,515,955
   896,873                 BB-/Ba2    Fieldwood Energy LLC, Closing Date Term
                                      Loan, 3.875%, 9/28/18                                      898,715
 1,600,000                   B-/B1    Samson Investment Co., Tranche 1 Second
                                      Lien Term Loan, 5.0%, 9/25/18                            1,603,143
                                                                                           -------------
                                                                                           $   4,017,813
--------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.5%
 1,684,651                  BB/Ba2    Pilot Travel Centers LLC, Refinancing
                                      Tranche B Term Loan, 3.75%, 3/30/18                  $   1,690,948
                                                                                           -------------
                                      Total Energy                                         $  16,063,656
--------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 2.3%
                                      Drug Retail -- 0.9%
 1,745,000                    B/B1    Hearthside Group Holdings LLC, Term Loan,
                                      3.5%, 6/2/21                                         $   1,753,725
 1,250,000                 BB-/Ba3    Rite Aid Corp., Tranche 7 Term Loan, 2.75%,
                                      2/21/20                                                  1,250,000
                                                                                           -------------
                                                                                           $   3,003,725
--------------------------------------------------------------------------------------------------------
                                      Food Distributors -- 0.8%
 2,481,250                    B/B1    Mill US Acquisition First Lien Term Loan,
                                      4.75%, 7/3/20                                        $   2,498,619
--------------------------------------------------------------------------------------------------------
                                      Food Retail -- 0.6%
 1,994,975                  BB-/NR    Albertson's LLC, Term B-2 Loan, 4.75%,
                                      3/21/19                                              $   2,006,603
                                                                                           -------------
                                      Total Food & Staples Retailing                       $   7,508,947
--------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 4.5%
                                      Agricultural Products -- 0.6%
   992,500                   B/Ba3    Arysta LifeScience SPC LLC, Initial First Lien
                                      Term Loan, 4.5%, 5/29/20                             $     994,981
   953,475               CCC+/Caa1    Arysta LifeScience SPC LLC, Initial Second
                                      Lien Term Loan, 8.25%, 11/30/20                            974,928
                                                                                           -------------
                                                                                           $   1,969,909
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 3.9%
   447,625                    B/B1    AdvancePierre Foods, Inc., First Lien Term
                                      Loan, 5.75%, 7/10/17                                 $     447,625
 1,429,390                    B/B3    Del Monte Corp., Initial Term Loan, 3.5%,
                                      2/21/20                                                  1,419,786
 1,637,625                  BB/Ba2    H.J. Heinz Co., Term B-2 Loan, 3.5%, 6/5/20              1,648,163
 1,191,116                   NR/NR    Heartshide Food Solutions LLC, Term
                                      Loan A, 6.5%, 6/7/18                                     1,194,094
 1,390,880                  B+/Ba3    Michael Foods Group, Inc., Facility Term
                                      Loan B, 5.25%, 2/25/18                                   1,392,908
 2,000,000                   B-/NR    New HB Acquisition LLC, Term B Loan,
                                      6.75%, 4/9/20                                            2,082,500
 2,227,500                  BB/Ba3    Pinnacle Foods Finance LLC, New Term
                                      Loan G, 3.25%, 4/29/20                                   2,218,218
 1,250,000                   NR/NR    Post Holdings, Inc., Series A Incremental
                                      Term Loan, 3.0%, 6/2/21                                  1,261,329
   872,813                   B+/B2    Windsor Quality Food Co., Ltd., Term B Loan,
                                      5.0%, 12/26/20                                             870,630
                                                                                           -------------
                                                                                           $  12,535,253
                                                                                           -------------
                                      Total Food, Beverage & Tobacco                       $  14,505,162
--------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT &
                                      SERVICES -- 13.7%
                                      Health Care Equipment -- 1.2%
 1,759,000                 BB+/Ba1    Accellent, Inc., (Medical Device/UTI), Second
                                      Lien Term Loan, 7.5%, 3/11/22                        $   1,748,006
 1,594,498                   BB/NR    Hologic, Inc., Refinancing Tranche B Term
                                      Loan, 3.25%, 8/1/19                                      1,594,872
   479,056                    B/B2    Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                                      4.0%, 5/4/18                                               480,082
                                                                                           -------------
                                                                                           $   3,822,960
--------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 3.9%
   810,120                  BB/Ba2    CHS/Community Health Systems, Inc., 2021
                                      Term D Loan, 3.478%, 1/27/21                         $     815,690
   303,952                  BB/Ba2    CHS/Community Health Systems, Inc.,
                                      Extended Term Loan, 3.483%, 1/25/17                        304,854
 2,436,230                  BB/Ba3    HCA, Inc., Tranche B-4 Term Loan, 2.984%,
                                      5/1/18                                                   2,442,067
 3,454,116                   BB/NR    HCA, Inc., Tranche B-5 Term Loan, 2.9%,
                                      3/31/17                                                  3,461,518
 1,600,861                   B/Ba3    Iasis Healthcare LLC, Term B-2 Loan, 4.5%,
                                      5/3/18                                                   1,604,663
 1,088,257                   B+/B1    Kindred Healthcare, Inc., New Term Loan,
                                      4.0%, 4/9/21                                             1,089,618
 1,569,872                    B/B2    Regionalcare Hospital Partners, Inc., First
                                      Lien Term Loan, 6.0%, 4/23/19                            1,564,966

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    21

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- (continued)
   439,005                   B+/B3    Select Medical Corp., Series Tranche B Term
                                      Loan, 5.0%, 6/1/18                                   $     438,730
   495,000                    B/B1    United Surgical Partners International, Inc.,
                                      New Tranche B Term Loan, 4.75%, 4/3/19                     499,125
   434,844                 BB+/Ba2    Universal Health Services, Inc., Tranche B-1
                                      Term Loan, 2.401%, 11/15/16                                437,070
                                                                                           -------------
                                                                                           $  12,658,301
--------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 5.5%
   626,996                   B+/B3    AccentCare, Inc., Term Loan, 6.5%,
                                      12/22/16                                             $     385,602
   545,876                  B+/Ba3    Alliance Healthcare Services, Inc., Initial
                                      Term Loan, 4.25%, 6/3/19                                   546,302
   785,063                   B+/B1    Ardent Medical Services, Inc., First Lien Term
                                      Loan, 6.75%, 7/2/18                                        788,988
   865,683                  B+/Ba3    BSN Medical Luxembourg Holding, S.a.r.l.
                                      (P & F Capital), Facility Term Loan B-1A,
                                      4.0%, 8/28/19                                              867,126
 1,008,606(d)             CCC/Caa2    CCS Medical, Inc., Second Lien Term Loan,
                                      7.0%, (7.0% PIK ,0.0% cash)3/31/16                         832,100
 1,382,500                 BB-/Ba2    Davita HealthCare Partners, Inc., Term
                                      Loan B2, 4.0%, 11/1/19                                   1,389,165
 1,185,266                   B+/B1    Emergency Medical Services Corp., Initial
                                      Term Loan, 4.0%, 5/25/18                                 1,187,119
 2,580,813                    B/B2    Gentiva Health Services, Inc., Initial Term
                                      Loan B, 6.5%, 10/18/19                                   2,588,341
   770,005                   B-/B2    Inventiv Health, Inc., Consolidated Term
                                      Loan, 7.5%, 8/4/16                                         774,497
 1,272,500                    B/B1    National Mentor Holdings, Inc., Tranche B
                                      Term Loan, 4.75%, 1/31/21                                1,280,188
   398,000                    B/B2    National Surgical Hospitals, Inc., Term Loan,
                                      5.75%, 8/1/19                                              399,244
 1,840,544                    D/NR    Rural/Metro Operating Co., LLC, First Lien
                                      Term Loan, 8.0%, 6/30/18                                 1,748,517
 1,240,625                    B/B2    Steward Health Care System LLC, Term Loan,
                                      6.75%, 4/10/20                                           1,226,668
   553,700                    B/B2    Surgery Center Holdings, Inc., First Lien Term
                                      Loan, 6.0%, 4/11/19                                        556,468
   750,000               CCC+/Caa2    Surgery Center Holdings, Inc., Second Lien
                                      Term Loan, 9.75%, 4/11/20                                  753,750
   606,912                   B-/B2    Valitas Health Services, Inc., Term Loan B,
                                      6.0%, 6/2/17                                               593,256
 2,176,875                   B+/B1    Virtual Radiologic Corp., Term Loan A, 7.25%,
                                      12/22/16                                                 1,583,677
                                                                                           -------------
                                                                                           $  17,501,008
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.2%
   708,198                   B+/NR    Alere, Inc., Term Loan B, 5.5%, 6/30/17              $     710,145
--------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 2.1%
   888,536                  B+/Ba3    ConvaTec, Inc., Dollar Term Loan, 4.0%,
                                      12/22/16                                             $     891,036
 2,074,939                 BB-/Ba3    Emdeon, Inc., Term B-2 Loan, 3.75%,
                                      11/2/18                                                  2,075,977
 1,500,000                    B/B1    Healogics, Inc., (fka National Healing
                                      Corporation) First Lien Term B Loan, 4.0%,
                                      2/5/19                                                   1,506,094
   468,229                 BB+/Ba3    MedAssets, Inc., Term B Loan, 4.0%,
                                      12/13/19                                                   468,370
 1,027,459                CCC/Caa3    Medical Card System, Inc., Term Loan,
                                      10.0%, 9/17/15                                             996,635
   736,931                  NR/Ba3    Truven Health Analytics, Inc., Tranche B Term
                                      Loan, 4.5%, 6/6/19                                         731,865
                                                                                           -------------
                                                                                           $   6,669,977
--------------------------------------------------------------------------------------------------------
                                      Managed Health Care -- 0.8%
   648,432                   B+/B2    MMM Holdings, Inc., MMM Term Loan,
                                      9.75%, 12/12/17                                      $     653,700
   471,431                   B+/B2    MSO of Puerto Rico, Inc., Term Loan, 9.75%,
                                      12/12/17                                                   475,557
 1,441,378                    B/B2    U.S. Renal Care, Inc., Tranche First Lien B-2
                                      Term Loan, 4.25%, 7/3/19                                 1,446,334
                                                                                           -------------
                                                                                           $   2,575,591
                                                                                           -------------
                                      Total Health Care Equipment & Services               $  43,937,982
--------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 2.9%
                                      Household Products -- 1.8%
   199,000                   B+/B1    Berlin Packaging LLC, 2013 First Lien Term
                                      Loan, 4.75%, 4/2/19                                  $     200,368
 1,488,022                  BB/Ba3    Spectrum Brands, Inc., Tranche C Term Loan,
                                      3.5%, 9/4/19                                             1,489,064
 1,456,576                  BB-/B1    SRAM LLC, First Lien Term Loan, 5.25%,
                                      4/10/20                                                  1,445,652
   413,840                    B/B1    Waddington North America, Inc., Term Loan
                                      2013, 4.5%, 6/7/20                                         415,134
 1,876,737                   B-/B2    Wash MultiFamily Laundry Systems LLC, U.S.
                                      Term Loan, 5.75%, 2/21/19                                1,876,737
   226,558                    B/B1    WNA Holdings, Inc., Term Loan, 4.5%,
                                      6/7/20                                                     227,266
                                                                                           -------------
                                                                                           $   5,654,221
--------------------------------------------------------------------------------------------------------
                                      Personal Products -- 1.1%
 2,094,571                  BB-/NR    NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17             $   2,098,172
   745,133                   B+/B2    Party City Holdings Inc., 2014 Replacement
                                      Term Loan, 4.0%, 7/27/19                                   743,580

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    23

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Personal Products -- (continued)
   800,000                  BB-/B1    Visteon Corp., Initial Term Loan, 2.75%,
                                      4/9/21                                               $     794,375
                                                                                           -------------
                                                                                           $   3,636,127
                                                                                           -------------
                                      Total Household & Personal Products                  $   9,290,348
--------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 2.7%
                                      Insurance Brokers -- 0.3%
   987,507                    B/B1    AmWins Group LLC, Term Loan, 5.0%,
                                      9/6/19                                               $     990,747
--------------------------------------------------------------------------------------------------------
                                      Life & Health Insurance -- 0.3%
   927,198                  BB/Ba3    CNO Financial Group, Inc., Tranche B-2 Term
                                      Loan, 3.75%, 9/28/18                                 $     927,755
--------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 0.7%
 1,227,092                    B/B1    Alliant Holdings I LLC, Initial Term Loan,
                                      4.25%, 12/20/19                                      $   1,229,761

   997,500                    B/B1    Hyperion Finance S.a.r.l., Term Loan, 5.75%,
                                      10/17/19                                                   993,759
                                                                                           -------------
                                                                                           $   2,223,520
--------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 1.4%
 2,442,863                   B-/B2    Confie Seguros Holding II Co., First Lien
                                      Term Loan B, 5.75%, 11/9/18                          $   2,452,940
 1,950,387                    B/B1    USI, Inc., 2013 Initial Term Loan, 4.25%,
                                      12/27/19                                                 1,954,044
                                                                                           -------------
                                                                                           $   4,406,984
                                                                                           -------------
                                      Total Insurance                                      $   8,549,006
--------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 11.2%
                                      Aluminum -- 1.7%
 1,357,300                    B/B2    Noranda Aluminum Acquisition Corp., Term
                                      Loan B, 5.75%, 2/28/19                               $   1,306,401
 2,176,929                 BB-/Ba2    Novelis, Inc., Initial Term Loan, 3.75%,
                                      3/10/17                                                  2,181,827
 1,895,250                    B/B2    Turbocombustor Technology, Inc., Initial
                                      Term Loan, 5.5%, 12/2/20                                 1,910,649
                                                                                           -------------
                                                                                           $   5,398,877
--------------------------------------------------------------------------------------------------------
                                      Commodity Chemicals -- 0.6%
 1,176,142                   B+/B1    Taminco Global Chemical Corp., Initial
                                      Tranche B-3 Dollar Term Loan, 3.25%,
                                      2/15/19                                              $   1,170,556
   817,862                BBB-/Ba2    Tronox Pigments (Netherlands) B.V., Closing
                                      Date Term Loan, 4.0%, 3/19/20                              819,834
                                                                                           -------------
                                                                                           $   1,990,390
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 1.8%
 1,875,578                 BB-/Ba3    Axalta Coating Systems Dutch Holding B B.V.
                                      & Axalta Coating Systems U.S. Holdings, Inc.,
                                      Refinanced Term B Loan, 4.0%, 2/1/20                 $   1,877,043
   640,901                BBB-/Ba1    Eagle Spinco, Inc., Term Loan, 3.5%,
                                      1/28/17                                                    641,702
 1,843,000                   B+/B2    Nexeo Solutions LLC, Initial Term Loan, 5.0%,
                                      9/8/17                                                   1,847,607
 1,336,039                   B+/B3    Univar, Inc., Term Loan B, 5.0%, 6/30/17                 1,338,902
                                                                                           -------------
                                                                                           $   5,705,254
--------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 1.8%
 2,956,384               BBB-/Baa3    FMG Resources (August 2006) Pty, Ltd. (FMG
                                      America Finance, Inc.), Term Loan, 3.75%,
                                      6/28/19                                              $   2,956,615
 1,000,000                   B+/B2    Hi-Crush Partners LP Advance, 4.75%,
                                      4/28/21                                                  1,012,500
 1,021,283                  BB-/B1    U.S. Silica Co., Term Loan, 4.0%, 7/23/20                1,024,474
   877,527                    B/B3    Walter Energy, Inc., Term Loan B, 7.25%,
                                      4/2/18                                                     852,207
                                                                                           -------------
                                                                                           $   5,845,796
--------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 1.1%
 2,189,395                    B/B1    BWAY Holding Co., Initial Term Loan, 4.5%,
                                      8/6/17                                               $   2,199,248
 1,475,239                    B/B1    Tank Holding Corp., Initial Term Loan, 5.5%,
                                      7/9/19                                                   1,475,854
                                                                                           -------------
                                                                                           $   3,675,102
--------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.4%
   164,572                   B+/B2    Caraustar Industries, Inc., Term Loan, 7.5%,
                                      5/1/19                                               $     166,989
 1,175,407                 BB+/Ba1    Sealed Air Corp., Replacement Term Loan,
                                      3.0%, 10/3/18                                            1,178,958
                                                                                           -------------
                                                                                           $   1,345,947
--------------------------------------------------------------------------------------------------------
                                      Paper Products -- 1.4%
 3,473,750                  B+/Ba2    Appvion, Inc., Term Commitment, 5.75%,
                                      6/28/19                                              $   3,505,233
   603,488                   NR/NR    Exopack Holdings SA, USD Term Loan,
                                      5.25%, 5/8/19                                              612,917
   286,446                 BB-/Ba3    Ranpak Corp., USD First Lien Term Loan,
                                      4.5%, 4/23/19                                              288,236
                                                                                           -------------
                                                                                           $   4,406,386
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    25

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 1.4%
 1,815,636                 BB+/Ba1    Chemtura Corp., New Term Loan, 3.5%,
                                      8/29/16                                              $   1,821,309
   151,603                 BB+/Ba2    Huntsman International LLC, Extended
                                      Term B Loan, 2.69%, 4/19/17                                151,509
 1,975,000                    B/B3    PQ Corp., 2014 Term Loan, 4.0%, 8/7/17                   1,983,024
   612,323                BBB-/Ba2    W.R. Grace & Co., U.S. Term Loan, 3.0%,
                                      2/3/21                                                     610,563
                                                                                           -------------
                                                                                           $   4,566,405
--------------------------------------------------------------------------------------------------------
                                      Steel -- 1.0%
 1,700,000                    B/B3    Atkore International, Inc., First Lien Initial
                                      Term Loan, 4.5%, 4/21/21                             $   1,702,834
   492,500                    B/B1    Essar Steel Algoma, Inc., Term Loan, 9.25%,
                                      9/19/14                                                    495,116
   880,613                  BB-/B2    JMC Steel Group, Inc., Term Loan, 4.75%,
                                      4/1/17                                                     885,567
                                                                                           -------------
                                                                                           $   3,083,517
                                                                                           -------------
                                      Total Materials                                      $  36,017,674
--------------------------------------------------------------------------------------------------------
                                      MEDIA -- 15.6%
                                      Advertising -- 2.7%
 1,388,954                   B+/B1    Acosta, Inc., 2013 Term Loan B, 5.5%,
                                      3/2/18                                               $   1,395,320
 1,793,315                  B+/Ba3    Advantage Sales & Marketing, Inc., First Lien
                                      Term Loan, 4.25%, 12/18/17                               1,799,079
 3,112,125                    B/B1    Affinion Group, Inc., Tranche B Term Loan,
                                      6.75%, 4/30/18                                           3,130,188
 2,024,375                    B/B1    Crossmark Holdings, Inc., First Lien Term
                                      Loan, 4.5%, 12/20/19                                     2,009,192
   400,242                    B/B2    Getty Images, Inc., New Initial Term Loan,
                                      4.75%, 10/18/19                                            387,568
                                                                                           -------------
                                                                                           $   8,721,347
--------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 4.8%
   414,700                 BB+/Ba1    CBS Outdoor Americas Capital LLC (CBS
                                      Outdoor Americas Capital Corp.), Term Loan,
                                      3.0%, 1/31/21                                        $     413,059
   640,000                   B+/B1    Checkout Holding Corp., First Lien Term B
                                      Loan, 4.5%, 4/9/21                                         641,000
 1,000,000               CCC+/Caa1    Checkout Holding Corp., Second Lien Initial
                                      Loan, 7.75%, 4/11/21                                     1,001,250
   314,130                 BB-/Ba3    Entercom Radio LLC, Term B-2 Loan, 4.0%,
                                      11/23/18                                                   315,210
 1,500,000                 B+/B2      Gray Television, Inc., Initial Term Loan, 4.5%,
                                      10/11/19                                                 1,504,687
   190,138                 B+/NR      Hubbard Radio LLC, First LienTerm Loan,
                                      4.5%, 4/29/19                                              190,970

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Broadcasting -- (continued)
   685,000               CCC+/Caa2    Learfield Communications, Inc., Initial
                                      Second Lien Term Loan, 8.75%, 10/8/21                $     699,128
 1,905,600                  BB/Ba3    MCC Iowa LLC, Tranche H Term Loan, 3.25%,
                                      1/29/21                                                  1,891,285
 2,135,750                   B+/B2    NEP/NCP Holdco, Inc., Incremental First Lien
                                      Term Loan, 4.25%, 1/22/20                                2,139,221
   915,167                    B/B2    Salem Communications Corp., Term Loan,
                                      4.5%, 3/13/20                                              914,309
 1,031,188                 BB+/Ba1    Sinclair Television Group, Inc., Tranche B
                                      Term Loan, 3.0%, 4/9/20                                  1,021,000
 4,690,752               CCC+/Caa1    Univision Communications, Inc., First-Lien
                                      Term Loan, 4.0%, 3/1/20                                  4,681,957
                                                                                           -------------
                                                                                           $  15,413,076
--------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 5.5%
 6,746,948                 BB-/Ba2    Cequel Communications LLC, Term Loan,
                                      3.5%, 2/14/19                                        $   6,752,852
 2,029,663                BB+/Baa3    Charter Communications Operating LLC,
                                      Term F Loan, 3.0%, 1/3/21                                2,004,010
 1,723,750                  BB/Ba3    MCC Iowa LLC, Tranche G Term Loan, 4.0%,
                                      1/20/20                                                  1,723,376
 3,441,449                 BB-/Ba3    Telesat Canada, U.S. Term B-2 Loan, 3.5%,
                                      3/28/19                                                  3,442,739
 1,660,000                 BB-/Ba3    Virgin Media Investment Holdings, Ltd., New
                                      Term Loan B, 3.5%, 6/7/20                                1,648,846
 2,224,966                    B/B1    WideOpenWest Finance LLC, Term Loan B,
                                      4.75%, 4/1/19                                            2,237,655
                                                                                           -------------
                                                                                           $  17,809,478
--------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 2.3%
 1,175,722                 BB-/Ba2    AMC Entertainment, Inc., Initial Term Loan,
                                      3.5%, 4/30/20                                        $   1,176,084
 1,240,625                   B+/B1    Aufinco Pty, Ltd./ U.S. Finco LLC (Hoyts
                                      Group), Term Loan B, 4.0%, 5/29/20                       1,239,850
   732,516                 NR/Baa3    Cinedigm Digital Funding I LLC, Term Loan,
                                      3.75%, 2/28/18                                             734,348
 1,000,000                    B/B2    Deluxe Entertainment Services Group Inc.,
                                      Initial Term Loan, 6.5%, 2/28/20                           997,500
 1,091,750                 BB+/Ba1    Seminole Hard Rock Entertainment, Inc.,
                                      Term Loan B, 3.5%, 5/14/20                               1,087,883
 2,052,188                 BB-/Ba3    WMG Acquisitions Corp., Tranche B
                                      Refinancing Term Loan, 3.75%, 7/1/20                     2,019,802
                                                                                           -------------
                                                                                           $   7,255,467
--------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.6%
   423,000                    B/B2    Cengage Learning Acquisitions, Inc., (fka TL
                                      Acquisitions, Inc.) Term Loan, 7.0%, 3/31/20         $     430,733

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    27

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Publishing -- (continued)
   537,285                   B+/B2    Interactive Data Corp., Term Loan, 4.75%,
                                      5/2/21                                               $     541,986
   370,500                   B-/B3    Lee Enterprises, Inc., First Lien Term Loan,
                                      7.25%, 3/31/19                                             372,353
   471,985                 BB-/Ba3    MTL Publishing LLC, Term Loan B, 3.75%,
                                      6/29/18                                                    471,506
                                                                                           -------------
                                                                                           $   1,816,578
                                                                                           -------------
                                      Total Media                                          $  50,014,696
--------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 2.7%
                                      Biotechnology -- 0.3%
   928,431                 BB+/Ba3    Alkermes, Inc., 2019 Term Loan, 3.5%,
                                      9/25/19                                              $     928,044
--------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 2.4%
 3,282,783(d)                NR/NR    Graceway Pharmaceuticals LLC, Mezzanine
                                      Term Loan, 4.75%, (4.75% PIK 0.0% cash),
                                      11/3/13                                              $       9,234
 2,496,250                   B+/B1    Harvard Drug Group, LLC Term Loan, 5.0%,
                                      8/16/20                                                  2,511,462
 1,466,552                    B/B2    Par Pharmaceutical, Inc., Term B-2 Loan,
                                      4.0%, 9/30/19                                            1,465,635
 1,075,000                    B/B3    Patheon, Inc., Term Loan, 4.25%, 3/11/21                 1,066,554
   987,500                  BB/Ba1    Salix Pharmaceuticals, Ltd., Term Loan,
                                      4.25%, 1/2/20                                              993,877
   985,000                  BB/Ba1    Valeant Pharmaceuticals International, Inc.,
                                      Series C-2 Tranche B Term Loan, 3.75%,
                                      12/11/19                                                   984,824
   738,750                   BB/NR    Valeant Pharmaceuticals International, Inc.,
                                      Series D-2 Term Loan B, 3.75%, 2/13/19                     738,618
                                                                                           -------------
                                                                                           $   7,770,204
                                                                                           -------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                        $   8,698,248
--------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 1.1%
                                      Diversified Real Estate Activities -- 0.1%
   495,000                  BB/Ba1    CBRE Services, Inc., Tranche B Term Loan,
                                      2.902%, 3/28/21                                      $     493,762
--------------------------------------------------------------------------------------------------------
                                      Real Estate Services -- 1.0%
 1,630,056                   NR/B1    Altisource Solutions, S.a.r.l, Term Loan B,
                                      4.5%, 12/9/20                                        $   1,635,150
 1,502,247                    B/B1    GCA Services Group, Inc., First Lien Term
                                      Loan, 4.25%, 11/1/19                                     1,504,124
                                                                                           -------------
                                                                                           $   3,139,274
                                                                                           -------------
                                      Total Real Estate                                    $   3,633,036
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      RETAILING -- 3.6%
                                      Apparel Retail -- 0.4%
 1,250,000                  B+/Ba2    Men's Wearhouse, Inc., The Term Loan B,
                                      3.5%, 4/15/21                                        $   1,253,588
--------------------------------------------------------------------------------------------------------
                                      Automotive Retail -- 1.2%
   716,384                  BB/Ba1    Avis Budget Car Rental LLC, Tranche B Term
                                      Loan, 3.0%, 3/15/19                                  $     715,638
 1,184,556                  BB-/B1    CS Intermediate Holdco 2 LLC, Term Loan,
                                      4.0%, 3/28/21                                            1,186,777
   993,750                   B+/B2    CWGS Group LLC, Term Loan, 5.75%,
                                      2/20/20                                                    996,234
   987,500                  BB/Ba1    Hertz Corp., Tranche B-1 Term Loan, 3.75%,
                                      3/11/18                                                    989,146
                                                                                           -------------
                                                                                           $   3,887,795
--------------------------------------------------------------------------------------------------------
                                      Computer & Electronics Retail -- 0.5%
   200,000                 BB+/Ba1    Rent-A-Center, Inc., 2014 Term Loan, 3.75%,
                                      3/19/21                                              $     198,500
 1,771,306                    B/B2    Targus Group International, Inc., Term Loan,
                                      12.0%, 5/24/16                                           1,502,661
                                                                                           -------------
                                                                                           $   1,701,161
--------------------------------------------------------------------------------------------------------
                                      Department Stores -- 0.2%
   625,000                  BB/Ba1    Leonardo Acquisition Corp. (1-800 Contacts),
                                      First Lien Term Loan, 4.25%, 1/29/21                 $     625,781
--------------------------------------------------------------------------------------------------------
                                      Distributors -- 0.5%
 1,654,142                   B+/B2    Spin Holdco, Inc., Initial First Lien Term Loan,
                                      4.25%, 11/14/19                                      $   1,656,209
--------------------------------------------------------------------------------------------------------
                                      Home Improvement Retail -- 0.8%
   742,500                    B/B2    Apex Tool Group LLC, Term Loan, 4.5%,
                                      1/31/20                                              $     727,186
 1,852,502                   B/Ba3    Hillman Group, Inc., Term Loan, 3.75%,
                                      5/28/17                                                  1,855,590
                                                                                           -------------
                                                                                           $   2,582,776
                                                                                           -------------
                                      Total Retailing                                      $  11,707,310
--------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 1.9%
                                      Semiconductor Equipment -- 1.0%
 1,831,196                  BB-/B1    Aeroflex, Inc., Tranche B-1 Term Loan, 4.5%,
                                      11/9/19                                              $   1,840,733
   890,000                 BB+/Ba3    Entegris, Inc., Tranche B Term Loan, 3.5%,
                                      4/30/21                                                    881,379
   509,146                  BBB/NR    Sensata Technology BV/Sensata Technology
                                      Finance Co., LLC, Term Loan, 3.25%,
                                      5/12/19                                                    512,055
                                                                                           -------------
                                                                                           $   3,234,167
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    29

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Semiconductors -- 0.9%
 1,778,169                  BB-/NR    M/A-COM Technology Solutions Holdings,
                                      Inc., Initial Term Loan, 3.75%, 5/7/21               $   1,787,060
   929,329                 BB+/Ba2    Microsemi Corp., Term Loan, 3.25%,
                                      2/19/20                                                    925,408
                                                                                           -------------
                                                                                           $   2,712,468
                                                                                           -------------
                                      Total Semiconductors & Semiconductor
                                      Equipment                                            $   5,946,635
--------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 10.8%
                                      Application Software -- 4.4%
 1,035,436                   B+/B1    Applied Systems, Inc., First Lien Term Loan,
                                      4.25%, 1/25/21                                       $   1,038,672
   995,000                  BB-/B1    Epiq Systems, Inc., Term Loan, 4.25%, 8/27/20              997,487
 3,272,313                   B-/B1    Expert Global Solutions, Inc., Advance First
                                      Lien Term Loan B, 8.5%, 4/3/18                           3,165,962
 1,082,028                  B+/Ba3    Infor (U.S.), Inc., Tranche B-5 Term Loan,
                                      3.75%, 6/3/20                                            1,077,390
 1,534,422                  BB+/NR    Nuance Communications, Inc., Term Loan C,
                                      2.91%, 8/7/19                                            1,524,064
   975,000                   B+/B2    Serena Software, Inc., Term Loan, 7.5%,
                                      4/14/20                                                    979,266
 2,373,642                  BB-/B1    Verint Systems Inc., Tranche B Incremental
                                      Term Loan, 3.5%, 9/6/19                                  2,370,972
 1,000,000               CCC+/Caa1    Vertafore, Inc., Second Lien Term Loan,
                                      9.75%, 10/29/17                                          1,020,313
 1,845,991                   B+/B1    Vertafore, Inc., Term Loan, 4.25%, 10/27/17              1,850,990
                                                                                           -------------
                                                                                           $  14,025,116
--------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced
                                      Services -- 1.2%
 1,000,000                   B+/NR    First Data Corp., 2018 B Term Loan, 4.156%,
                                      9/24/18                                              $   1,002,708
   802,493                   B+/B1    First Data Corp., 2018 Dollar Term Loan,
                                      4.156%, 3/23/18                                            804,997
    60,879                   B+/B1    First Data Corp., 2021 New Dollar Term
                                      Loan, 4.156%, 3/24/21                                       61,050
 1,851,633                 BB+/Ba1    Genpact, Ltd., Term Loan, 3.5%, 8/30/19                  1,856,262
                                                                                           -------------
                                                                                           $   3,725,017
--------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.4%
   250,000                  B-/Ba2    DealerTrack Technologies, Inc., Term Loan,
                                      3.5%, 2/28/21                                        $     250,077
   711,538                   B+/B1    GTCR Valor Companies, Inc., Delayed Draw
                                      Term Loan, 5.0%, 5/21/21                                   709,315
   500,000                    B/B1    Zayo Group LLC (Zayo Capital, Inc.) Term
                                      Loan, 4.0%, 7/2/19                                         499,910
                                                                                           -------------
                                                                                           $   1,459,302
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 3.4%
 1,641,341               BBB-/Baa3    Booz Allen Hamilton, Inc., Initial Tranche B
                                      Term Loan, 5.25%, 7/31/19                            $   1,647,702
 1,432,867                    B/B1    Deltek, Inc., First Lien Term Loan, 4.5%,
                                      10/10/18                                                 1,438,241
 3,500,000                   B-/B1    Evergreen Skills Lux S.a r.l., First Lien Initial
                                      Term Loan, 4.5%, 4/28/21                                 3,503,647
   491,174                   B-/B1    Kronos, Inc., First Lien Incremental Term
                                      Loan, 4.5%, 10/30/19                                       493,629
   747,000                   B+/B1    Safenet, Inc., First Lien Term Loan, 5.5%,
                                      2/28/20                                                    750,735
 1,550,000                    B/B2    Sterling Infosystems Inc., Term loan B,5.5%,
                                      5/12/21                                                  1,559,687
 1,687,991                  BB/Ba3    SunGuard Data Systems, Inc., Tranche C
                                      Term Loan, 3.901%, 2/28/17                               1,694,307
                                                                                           -------------
                                                                                           $  11,087,948
--------------------------------------------------------------------------------------------------------
                                      Systems Software -- 1.4%
   792,801                BBB-/Ba2    Dealer Computer Services, Inc., Tranche B
                                      Term Loan, 2.15%, 4/21/16                            $     794,288
 1,275,000                   NR/B2    MSC.Software Corp., Term Loan, 4.0%,
                                      5/29/20                                                  1,281,375
 1,791,816                  BB/Ba2    Rovi Solutions Corp., Tranche B-3 Term Loan,
                                      3.5%, 3/29/19                                            1,786,217
   583,552                   B+/B1    Stoneriver Group, LP, Initial First Lien Term
                                      Loan, 5.5%, 11/30/19                                       582,579
                                                                                           -------------
                                                                                           $   4,444,459
                                                                                           -------------
                                      Total Software & Services                            $  34,741,842
--------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 2.1%
                                      Communications Equipment -- 0.5%
   695,000                 BB+/Ba3    Audio Visual Services Group, Inc., First Lien
                                      Term Loan, 4.5%, 1/25/21                             $     696,593
   939,008                   B+/B3    Avaya, Inc., Replacement Term B-6 Loan,
                                      6.5%, 3/31/18                                              934,753
                                                                                           -------------
                                                                                           $   1,631,346
--------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 0.9%
         0                   NR/NR    Flextronics International, Ltd., Delayed Draw
                                      Term Loan A-1-B, 2.25%, 10/1/14                      $          --
 1,287,075                   B+/B2    Generac Power Systems, Inc., Term Loan,
                                      3.5%, 5/29/20                                            1,281,444
 1,578,455                    B/B2    Scitor Corp., Term Loan, 5.0%, 2/15/17                   1,555,094
                                                                                           -------------
                                                                                           $   2,836,538
--------------------------------------------------------------------------------------------------------
                                      Electronic Equipment & Instruments -- 0.3%
   979,812                  B+/Ba3    Sensus USA, Inc., Term Loan, 4.75%, 5/9/17           $     983,077
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    31

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 0.4%
 1,440,000                BBB-/Ba1    4L Technologies, Inc., (fka Clover Holdings,
                                      Inc.) Term Loan, 5.5%, 5/8/20                        $   1,443,151
                                                                                           -------------
                                      Total Technology Hardware & Equipment                $   6,894,112
--------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 3.1%
                                      Integrated Telecommunication Services -- 2.1%
 1,866,872                    B/B2    Securus Technologies Holdings, Inc., Initial
                                      First Lien Term Loan, 4.75%, 4/30/20                 $   1,867,339
   863,475                BB+/Baa3    TW Telecom Holdings, Inc., (fka Time Warner
                                      Telecom Holdings, Inc.), Term Loan B Loan,
                                      2.65%, 4/17/20                                             865,094
 1,600,092                BBB-/Ba2    West Corp., Term B-10 Loan, 3.25%,
                                      6/30/18                                                  1,586,091
 1,108,083                    B/B2    West Corp., Term B-9 Loan, 2.75%, 7/15/16                1,108,198
 1,234,375                BB+/Baa3    Windstream Corp., Tranche B-4 Term Loan,
                                      3.5%, 1/23/20                                            1,231,675
                                                                                           -------------
                                                                                           $   6,658,397
--------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 1.0%
 1,442,030                BBB-/Ba2    Crown Castle Operating Co., Extended
                                      Incremental Tranche B-2 Term Loan, 3.0%,
                                      1/31/21                                              $   1,438,200
 1,895,657                  BB-/B1    Syniverse Holdings, Inc., Initial Term Loan,
                                      4.0%, 4/23/19                                            1,897,435
                                                                                           -------------
                                                                                           $   3,335,635
                                                                                           -------------
                                      Total Telecommunication Services                     $   9,994,032
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 5.9%
                                      Air Freight & Logistics -- 1.3%
 1,492,109                    B/B2    Air Medical Group Holdings, Inc., Term
                                      Loan B-1, 5.0%, 6/30/18                              $   1,496,771
 1,747,919                    B/B2    Mirror Bidco Corp., New Incremental Term
                                      Loan, 4.25%, 12/28/19                                    1,750,104
 1,057,013                   B-/B2    Ozburn-Hessey Holding Co., LLC, Term Loan,
                                      7.75%, 5/23/19                                           1,060,316
                                                                                           -------------
                                                                                           $   4,307,191
--------------------------------------------------------------------------------------------------------
                                      Airlines -- 3.0%
 2,977,500                  NR/Ba2    American Airlines, Inc., Class B Term Loan,
                                      3.75%, 6/27/19                                       $   2,985,876
   247,500                 BB-/Ba2    Continental Airlines, Inc., (United Air Lines,
                                      Inc.), Class B Term Loan, 3.5%, 4/1/19                     248,243
 1,481,250                   B/Ba3    Delta Air Lines, Inc., 2014 Term B-1 Loan,
                                      3.5%, 10/18/18                                           1,480,192
 1,312,875                  BB/Ba1    Delta Air Lines, Inc., Term Loan, 3.5%,
                                      4/20/17                                                  1,314,048
 1,280,813                 BB-/Ba2    U.S. Airways, Inc., Tranche B-1 Term Loan,
                                      3.5%, 5/23/19                                            1,281,613

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Airlines -- (continued)
 2,134,688                    B/B1    U.S. Airways, Inc., Tranche B-2 Term Loan,
                                      3.0%, 11/23/16                                       $   2,139,757
                                                                                           -------------
                                                                                           $   9,449,729
--------------------------------------------------------------------------------------------------------
                                      Leisure Products -- 0.2%
   455,000               CCC+/Caa2    Marine Acquisition Corp., Term Loan, 5.25%,
                                      1/30/21                                              $     457,844
--------------------------------------------------------------------------------------------------------
                                      Marine -- 0.3%
   990,000                  CCC/B3    Commercial Barge Line Co., Initial First Lien
                                      Term Loan, 7.5%, 9/22/19                             $     997,425
--------------------------------------------------------------------------------------------------------
                                      Trucking -- 1.1%
 1,000,000                    B/B2    Aegis Toxicology Sciences Corp. Initial First
                                      Lien Term Loan, 5.5%, 2/24/21                        $   1,011,250
 1,100,890                  NR/Ba2    Swift Transportation Co., LLC, Tranche B-2
                                      Term Loan, 4.0%, 12/21/17                                1,103,871
   798,000                   B/Ba3    Syncreon Global Finance, Inc., Term Loan,
                                      5.25%, 10/28/20                                            803,985
   648,375                CCC+/Ba3    YRC Worldwide Inc., Initial Term Loan, 8.0%,
                                      2/13/19                                                    651,617
                                                                                           -------------
                                                                                           $   3,570,723
                                                                                           -------------
                                      Total Transportation                                 $  18,782,912
--------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 3.5%
                                      Electric Utilities -- 1.4%
 2,233,125                  BB/Ba3    Calpine Construction Finance Company, LP,
                                      Term B-1 Loan, 3.0%, 5/3/20                          $   2,194,976
 1,071,429                  BB-/B1    Raven Power Finance, Term Advance Loan,
                                      5.25%, 12/19/20                                          1,088,170
 1,186,759                 BB-/Ba3    Star West Generation LLC, Term B Advance,
                                      4.25%, 3/13/20                                           1,187,501
                                                                                           -------------
                                                                                           $   4,470,647
--------------------------------------------------------------------------------------------------------
                                      Independent Power Producers & Energy
                                      Traders -- 1.8%
    46,001                 BB+/Ba1    AES Corp., Initial Term Loan, 3.75%, 6/1/18          $      46,116
 1,673,250                  BB-/B1    Calpine Corp., Term Loan, 4.0%, 4/1/18                   1,680,440
   492,500                  BB-/B1    Calpine Corp., Term Loan, 4.0%, 10/9/19                    494,424
 1,068,846                  BB-/B1    Dynegy, Inc., Tranche B-2 Term Loan, 4.0%,
                                      4/23/20                                                  1,071,710
 1,232,500                BB+/Baa3    NRG Energy, Inc., 2013 Term Loan, 2.75%,
                                      7/1/18                                                   1,226,338
 1,492,500                   B+/B3    Synagro Technologies, Term Loan, 6.25%,
                                      8/22/20                                                  1,485,037
                                                                                           -------------
                                                                                           $   6,004,065
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    33

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Water Utilities -- 0.3%
   864,500                   B+/NR    WTG  Holdings III Corp., First Lien Term Loan,
                                      4.75%, 1/15/21                                       $     866,662
                                                                                           -------------
                                      Total Utilities                                      $  11,341,374
--------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR SECURED FLOATING RATE
                                      LOAN INTERESTS
                                      (Cost $456,821,435)                                  $ 448,779,119
--------------------------------------------------------------------------------------------------------

 Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 2.9% of
                                      Net Assets
                                      AUTOMOBILES & COMPONENTS -- 2.5%
                                      Auto Parts & Equipment -- 2.5%
   115,239                            Delphi Automotive Plc                                $   7,958,405
                                                                                           -------------
                                      Total Automobiles & Components                       $   7,958,405
--------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.2%
                                      Publishing -- 0.2%
    14,548(e)                         Cengage Learning Acquisitions, Inc                   $     531,919
                                                                                           -------------
                                      Total Media                                          $     531,919
--------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.0%
                                      Biotechnology -- 0.0%
     2,454(e)                         Progenics Pharmaceuticals, Inc.                      $       9,963
                                                                                           -------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                        $       9,963
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Air Freight & Logistics -- 0.2%
       710(e)                         CEVA Holdings LLC                                    $     789,641
                                                                                           -------------
                                      Total Transportation                                 $     789,641
--------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.0%
                                      Independent Power Producers & Energy
                                      Traders -- 0.0%
                               775    NRG Energy, Inc.                                     $      27,621
                                                                                           -------------
                                      Total Utilities                                      $      27,621
--------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $3,806,621)                                    $   9,317,549
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED LOAN OBLIGATIONS --
                                      2.7% of Net Assets
                                      BANKS -- 2.7%
                                      Diversified Banks -- 0.9%
 1,000,000(b)(f)           BB+/Ba1    Primus, Ltd., Series 2007-2A, Class D,
                                      2.626%, 7/15/21 (144A)                               $     928,209
 1,000,000(b)(f)            B+/Ba2    Rampart, Ltd., Series 2006-1A, Class D,
                                      3.778%, 4/18/21 (144A)                                     957,848
   951,289(b)(f)          CCC+/Ba3    Stanfield McLaren, Ltd., Series 2007-1A,
                                      Class B2L, 4.727%, 2/27/21 (144A)                          918,047
                                                                                           -------------
                                                                                           $   2,804,104
--------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 1.8%
 1,000,000(b)(f)           BB+/Ba2    ACA, Ltd., Series 2007-1A, Class D, 2.576%,
                                      6/15/22 (144A)                                       $     945,809
 1,000,000(b)(f)           BBB/Ba1    Goldman Sachs Asset Management Plc,
                                      Series 2007-1A, Class D, 2.975%, 8/1/22
                                      (144A)                                                     976,320
 1,000,000(b)(f)          BBB/Baa2    Gulf Stream -- Sextant, Ltd., Series 2007-1A,
                                      Class D, 2.633%, 6/17/21 (144A)                            970,183
 1,000,000(b)(f)           BB+/Ba3    Landmark CDO, Ltd., Series 2007-9A,
                                      Class E, 3.726%, 4/15/21 (144A)                            946,180
 2,000,000(b)(f)          BBB/Baa3    Stone Tower, Ltd., Series 2007-6A, Class C,
                                      1.576%, 4/17/21 (144A)                                   1,851,908
                                                                                           -------------
                                                                                           $   5,690,400
                                                                                           -------------
                                      Total Banks                                          $   8,494,504
--------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED LOAN
                                      OBLIGATIONS
                                      (Cost $7,449,961)                                    $   8,494,504
--------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS & NOTES -- 1.4%
                                      of Net Assets
                                      DIVERSIFIED FINANCIALS -- 0.1%
                                      Other Diversified Financial Services -- 0.1%
   500,000(f)              BBB-/NR    Vita Capital V, Ltd., 2.738%, 1/15/17
                                      (144A)                                               $     508,500
                                                                                           -------------
                                      Total Diversified Financials                         $     508,500
--------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.1%
                                      Oil & Gas Drilling -- 0.1%
   250,000                   B-/B3    Offshore Group Investment, Ltd., 7.5%,
                                      11/1/19                                              $     262,500
                                                                                           -------------
                                      Total Energy                                         $     262,500
--------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                      Health Care Equipment & Services -- 0.3%
   903,000                   B+/B2    Physio-Control International, Inc., 9.875%,
                                      1/15/19 (144A)                                       $   1,004,723
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    35

--------------------------------------------------------------------------------------------------------
 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.0%
 6,487,382(a)(b)             NR/NR    Azithromycin Royalty Sub LLC, 16.0%,
                                      5/15/19                                              $       8,109
                                                                                           -------------
                                      Total Health Care Equipment & Services               $   1,012,832
--------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.6%
                                      Reinsurance -- 0.6%
   250,000(f)               BB-/NR    Atlas Reinsurance VII, Ltd., 8.103%, 1/7/16
                                      (144A)                                               $     259,575
   500,000(f)              NR/Baa1    Combine Re, Ltd., 4.53%, 1/7/15 (144A)                     505,650
   250,000(f)                BB/NR    East Lane Re V, Ltd., 9.03%, 3/16/16
                                      (144A)                                                     266,675
   250,000(f)                BB/NR    Mystic Re, Ltd., 9.03%, 3/12/15 (144A)                     256,525
   250,000(f)                B+/NR    Mythen Re, Ltd. Series 2012-2 Class A,
                                      8.549%, 1/5/17 (144A)                                      263,800
   250,000(f)                 B/NR    Queen Street VII Re, Ltd., 8.63%, 4/8/16
                                      (144A)                                                     260,525
                                                                                           -------------
                                      Total Insurance                                      $   1,812,750
--------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.3%
                                      Diversified Metals & Mining -- 0.3%
 1,050,000                 CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20                        $     942,375
                                                                                           -------------
                                      Total Materials                                      $     942,375
--------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost $10,916,356)                                   $   4,538,957
--------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITY -- 0.0%+ of
                                      Net Assets
                                      CONSUMER SERVICES -- 0.0%+
                                      Hotels, Resorts & Cruise Lines -- 0.0%+
   115,125                   BB/NR    Westgate Resorts LLC, Series 2012-2A,
                                      Class C, 9.0%, 1/20/25 (144A)                        $     119,154
                                                                                           -------------
                                      Total Consumer Services                              $     119,154
--------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITY
                                      (Cost $115,124)                                      $     119,154
--------------------------------------------------------------------------------------------------------

 Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                                      LIQUIDATING TRUSTS -- 0.0%
                                      of Net Assets
                                      CONSUMER SERVICES -- 0.0%
                                      Hotels, Resorts & Cruise Lines -- 0.0%
 3,377,886(e)(g)(i)                   Yellowstone Mountain Club LLC, Liquidating
                                      Trust                                                $          --
                                                                                           -------------
                                      Total Consumer Services                              $          --
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

--------------------------------------------------------------------------------------------------------
 Shares                                                                                    Value
--------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.0%
                                      Oil & Gas Exploration & Production -- 0.0%
 4,995,000(e)(g)(i)                   Crusader Energy Group, Inc.,
                                      Liquidating Trust                                    $          --
                                                                                           -------------
                                      Total Energy                                         $          --
--------------------------------------------------------------------------------------------------------
                                      TOTAL LIQUIDATING TRUSTS
                                      (Cost $0)                                            $          --
--------------------------------------------------------------------------------------------------------

 Principal
 Amount                S&P/Moody's
 USD ($)               Ratings                                                             Value
--------------------------------------------------------------------------------------------------------
                                      CLAIMS -- 0.0% of Net Assets
                                      TRANSPORTATION -- 0.0%
                                      Airlines -- 0.0%
 1,200,000(h)(i)             NR/NR    Northwest Airlines, Inc., ALPA Claim-Escrow,
                                      0.0%                                                 $          --
 2,500,000(h)(i)             NR/NR    Northwest Airlines, Inc., Bell Atlantic
                                      Claim-Escrow, 0.0%                                              --
 2,500,000(h)(i)             NR/NR    Northwest Airlines, Inc., EDC Claim-Escrow,
                                      0.0%                                                            --
 2,130,600(h)(i)             NR/NR    Northwest Airlines, Inc., Flight Attendant
                                      Claim-Escrow, 0.0%                                              --
 1,500,000(h)(i)             NR/NR    Northwest Airlines, Inc., GE Claim-Escrow,
                                      0.0%                                                            --
 1,264,500(h)(i)             NR/NR    Northwest Airlines, Inc., IAM Claim-Escrow,
                                      0.0%                                                            --
 1,404,900(h)(i)             NR/NR    Northwest Airlines, Inc., Retiree Claim-
                                      Escrow, 0.0%                                                    --
                                                                                           -------------
                                      Total Transportation                                 $          --
--------------------------------------------------------------------------------------------------------
                                      TOTAL CLAIMS
                                      (Cost $0)                                            $          --
--------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SECURITIES -- 146.7%
                                      (Cost -- $479,109,497) (j)                           $ 471,249,283
--------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES -- (46.7)%              $(150,024,098)
--------------------------------------------------------------------------------------------------------
                                      NET ASSETS APPLICABLE TO
                                      COMMON SHAREOWNERS -- 100.0%                         $ 321,225,185
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    37

+        Amount rounds to less than 0.1%.

NR       Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2014, the value of these securities amounted to $11,939,631, or 3.7% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
         (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2014.

(a)      Security is in default and is non income producing.

(b) Indicates a security that has been deemed illiquid. As of May 31, 2014 the aggregate cost of illiquid securities in the Trust's portfolio was $21,590,191. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $10,443,795 represented 3.3% of total net assets applicable to common shareowners.

(c) The company and agent bank are in the process of negotiating forbearance.

(d) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(e)      Non-income producing.

(f) Floating rate note. The interest rate shown is the coupon rate at May 31, 2014.

(g) Security represents a liquidating trust which is a vehicle which through future settlements of bankruptcy claims are dispersed to creditors.

(h) Security represents a claim which is subject to bankruptcy court findings which may result in an exchange of money, assets or equity.

(i) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial
         Statements -- Note 1A.

(j) At May 31, 2014, the net unrealized depreciation on investments based on cost for federal tax purposes of $479,440,206 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                            $ 11,060,679

            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                             (19,251,602)
                                                                                    -------------
            Net unrealized depreciation                                             $ (8,190,923)
                                                                                    =============

For financial reporting purposes net unrealized depreciation on investments was $7,860,214 and cost of investment aggregated $479,109,497.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2014 aggregated $180,709,757 and $178,591,330, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2014, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------------
                                            Level 1      Level 2        Level 3    Total
-----------------------------------------------------------------------------------------------
Senior Secured Floating Rate Loan
Interests                                   $       --   $448,779,119   $      --  $448,779,119
-----------------------------------------------------------------------------------------------
Common Stocks
    Media
      Publishing                                    --        531,919          --       531,919
    Transportation
      Air Freight & Logistics                       --        789,641          --       789,641
All Other Common Stocks                      7,995,989             --          --     7,995,989
-----------------------------------------------------------------------------------------------
Collateralized Loan Obligations
    Banks
      Diversified Banks                             --             --   2,804,104     2,804,104
      Thrifts & Mortgage Finance                    --             --   5,690,400     5,690,400
-----------------------------------------------------------------------------------------------
Corporate Bonds & Notes
    Health Care Equipment & Services
      Health Care Supplies                          --             --       8,109         8,109
All Other Corporate Bonds & Notes                   --      4,530,848          --     4,530,848
-----------------------------------------------------------------------------------------------
Asset Backed Security                               --        119,154          --       119,154
-----------------------------------------------------------------------------------------------
Claims
    Transportation
      Airlines                                      --             --          --*           --*
-----------------------------------------------------------------------------------------------
Liquidating Trusts
    Consumer Services
      Hotels, Resorts & Cruise Lines                --             --          --*           --*
-----------------------------------------------------------------------------------------------
    Energy
      Oil & Gas Exploration
      & Production                                  --             --          --*           --*
-----------------------------------------------------------------------------------------------
Total Investments in Securities             $7,995,989   $454,750,681  $8,502,613  $471,249,283
===============================================================================================
Other Financial Instruments
Net unrealized appreciation on
    Forward Foreign
    Currency Contracts                      $       --   $      3,882 $        --  $      3,882
-----------------------------------------------------------------------------------------------
Total Other Financial Instruments           $       --   $      3,882 $        --  $      3,882
===============================================================================================

* Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 39

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------------------------
                                              Change in
                       Balance      Realized  Unrealized                         Accrued    Transfers Transfers  Balance
                       as of        gain      appreciation                       discounts/ in to     out of     as of
                       11/30/13     (loss)(1) (depreciation)(2) Purchases  Sales premiums   Level 3*  Level 3*   5/31/14
-----------------------------------------------------------------------------------------------------------------------------
Collateralized Loan
   Obligations
Banks
   Diversified Banks   $2,727,554   $--       $  7,595          $--        $--   $ 68,955   $--       $--        $2,804,104
   Thrifts &
      Mortgage
      Finance           5,625,880    --        (48,818)          --         --    113,338    --        --         5,690,400
Claims
   Transportation
      Airlines                 --**  --             --           --         --         --    --        --                --**
Corporate Bonds
   & Notes
Health Care
   Equipment &
   Services
      Health Care
        Supplies            8,109    --         (4,342)          --         --      4,342    --        --             8,109
Liquidating Trusts
Energy
   Oil & Gas
      Exploration
      & Production             --**  --             --           --         --         --    --        --                --**
Consumer Services
   Hotels, Resorts
      & Cruise Lines           --**  --             --           --         --         --    --        --                --**
-----------------------------------------------------------------------------------------------------------------------------
Total                  $8,361,543   $--       $(45,565)         $--        $--   $186,635   $--       $--        $8,502,613
=============================================================================================================================

* Transfers are calculated on the beginning of period value. During the six months ended May 31, 2014, there were no transfers between Levels 1, 2 and 3.

**   Includes securities that are fair valued at $0.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

     Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 5/31/14: (45,565).

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at May 31, 2014:

--------------------------------------------------------------------------------------------------------
                            Fair Value         Valuation          Unobservable        Value/Range
                            5/31/14            Technique(s)       Input               (Weighted Average)
--------------------------------------------------------------------------------------------------------
Collateralized Loan
   Obligations              $8,494,504         Broker Quote       Proprietary         $92.60-$97.63
                                                                  Broker Model        per bond
Corporate Bonds
   & Notes                  $    8,109         Broker Quote       Proprietary         $0.125 per bond
                                                                  Broker Model
Liquidating Trusts (1)              --         Discounted         Residual Value        0
                                               Cash Flow
Claims (2)                          --         Discounted         Residual Value        0
                                               Cash Flow
========================================================================================================

(1) The significant unobservable input used in the fair value measurement of liquidating trusts is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

(2) The significant unobservable input used in the fair value measurement of claims is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 41

Statement of Assets and Liabilities | 5/31/14 (unaudited)

ASSETS:
  Investments in securities, at value (cost $479,109,497)                    $ 471,249,283
  Cash                                                                          22,904,899
  Foreign currencies, at value (cost $5,614)                                         5,596
  Net unrealized appreciation on unfunded loan commitments                           2,914
  Receivables --
     Net unrealized appreciation on forward foreign currency contracts               3,882
     Investment securities sold                                                  8,201,518
     Interest receivable                                                         2,316,488
     Dividends receivable                                                           62,335
     Prepaid expenses                                                                3,171
------------------------------------------------------------------------------------------
        Total assets                                                         $ 504,750,086
------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Outstanding borrowing                                                    157,450,000
      Investment securities purchased                                           25,381,197
   Due to affiliates                                                               284,655
   Administration fee payable                                                       76,290
   Interest payable                                                                100,422
   Trustee fee                                                                       2,303
   Accrued expenses                                                                230,034
------------------------------------------------------------------------------------------
         Total liabilities                                                   $ 183,524,901
------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                            $ 465,543,677
  Undistributed net investment income                                              145,477
  Accumulated net realized loss on investments and foreign
     currency transactions                                                    (136,614,383)
  Net unrealized depreciation on investments                                    (7,860,214)
  Net unrealized appreciation on unfunded loan commitments                           2,914
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                  7,714
------------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                          $ 321,225,185
------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
No par value (unlimited number of shares authorized)
  Based on $321,225,185/24,738,174 common shares                             $       12.98
==========================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

Statement of Operations (unaudited)

For the Six Months Ended 5/31/14

INVESTMENT INCOME:
   Interest                                                           $11,756,843
   Dividends                                                               57,821
   Facility and other fees                                                308,056
----------------------------------------------------------------------------------------------------
      Total investment income                                                           $12,122,720
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 1,683,119
  Administrative reimbursements                                           126,570
  Transfer agent fees and expenses                                         17,478
  Shareholder communications expense                                        5,588
  Auction agent fees -- preferred shares                                    6,287
  Custodian fees                                                           24,978
  Professional fees                                                        84,852
  Printing expenses                                                         5,875
  Trustees' fees                                                            7,245
  Pricing fees                                                             12,391
  Miscellaneous                                                           133,010
----------------------------------------------------------------------------------------------------
     Net operating expenses                                                             $ 2,107,393
----------------------------------------------------------------------------------------------------
         Interest expense                                                               $   786,956
----------------------------------------------------------------------------------------------------
     Net operating expenses and interest expense                                        $ 2,894,349
----------------------------------------------------------------------------------------------------
         Net investment income                                                          $ 9,228,371
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
UNFUNDED LOAN COMMITMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                     $ 7,480,328
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                (33,189)      $ 7,447,139
----------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                     $(7,359,747)
      Unfunded loan commitments                                             2,914
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                 15,772       $(7,341,061)
----------------------------------------------------------------------------------------------------
   Net gain on investments                                                              $   106,078
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                                  $   (30,301)
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                 $ 9,304,148
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    43

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    5/31/14           Year Ended
                                                                    (unaudited)       11/30/13
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $  9,228,371      $  25,084,923
Net realized gain (loss) on investments and foreign
   currency transactions                                               7,447,139         (6,781,808)
Change in unrealized appreciation (depreciation) on
   investments, unfunded loan commitments and foreign
   currency transactions                                              (7,341,061)         7,001,184
Distributions to preferred shareowners from net
   investment income                                                     (30,301)        (3,072,469)
----------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations         $  9,304,148      $  22,231,830
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($0.45 and $0.90 per share, respectively)                        $(11,206,393)     $ (22,254,278)
----------------------------------------------------------------------------------------------------
      Total distributions to common shareowners                     $(11,206,393)     $ (22,254,278)
----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                       $         --      $     435,737
----------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions                     $         --      $     435,737
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareowners                                            $ (1,902,245)     $     413,289
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                  323,127,430        322,714,141
----------------------------------------------------------------------------------------------------
End of period                                                       $321,225,185      $ 323,127,430
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                 $    145,477      $   2,153,800
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

Statement of Cash Flows (unaudited)

For the Six Months Ended 5/31/14

Cash Flows From Operating Activities
   Net increase in net assets resulting from operations (excluding
      preferred distributions)                                                  $   9,334,449
----------------------------------------------------------------------------------------------
Adjustments to reconcile Net Increase in net assets resulting from operations to Net Cash and Foreign Currency provided by Operating Activities
   Purchase of investment securities                                            $(179,654,020)
   Proceeds from disposition of investment securities                             178,192,263
   Net accretion and amortization of discount/premium on corporate debt
      obligations and short term investments                                         (603,359)
   Increase in receivable for investments sold                                     (5,379,364)
   Decrease in interest income                                                        299,166
   Decrease in receivable for dividends                                                 4,716
   Decrease in prepaid expenses                                                         4,484
   Increase in payable for investments purchased                                   21,439,110
   Increase in due to affiliates                                                        3,335
   Decrease in administration fee payable                                              (3,065)
   Increase in accrued expenses                                                        12,657
   Decrease in other liabilities                                                       (2,616)
   Increase in interest payable                                                       100,421
   Change in unrealized depreciation on investments                                 7,359,747
   Change in unrealized appreciation on forward foreign currency contracts            (15,414)
   Change in unrealized appreciation on unfunded loan commitments                      (2,914)
   Net realized gain from investments                                              (7,480,328)
----------------------------------------------------------------------------------------------
      Net cash and foreign currency provided by operating activities            $  23,609,268
----------------------------------------------------------------------------------------------
Cash flows Used in Financing Activities:
  Redemption of preferred shares, including unpaid dividends                    $(182,474,775)
  Increase in outstanding borrowing                                               157,450,000
  Cash dividends paid to common shareowners                                       (11,206,393)
  Cash dividends paid to preferred shareowners                                        (30,301)
----------------------------------------------------------------------------------------------
     Net cash and foreign currency used in financing activities                 $ (36,261,469)
----------------------------------------------------------------------------------------------
Cash and Foreign Currency
  Beginning of the period                                                       $  35,562,696
----------------------------------------------------------------------------------------------
  End of the period                                                             $  22,910,495
==============================================================================================
Cash Flow Information
  Cash paid for interest                                                        $     686,534
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14    45

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended          Year          Year         Year         Year         Year
                                                5/31/14        Ended         Ended        Ended        Ended        Ended
                                                (unaudited)    11/30/13      11/30/12     11/30/11     11/30/10     11/30/09
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period            $   13.06      $   13.06     $   12.45    $   12.52    $   11.40    $    8.62
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations: (a)
   Net investment income                        $    0.37      $    1.01     $    1.19    $    1.28    $    1.17    $    1.13
Net realized and unrealized gain (loss)
   on investments, unfunded loan commitments
   and foreign currency transactions                 0.00(h)        0.01          0.55        (0.30)        0.94         2.94
Distributions to preferred shareowners from:
   Net investment income                            (0.00)         (0.12)        (0.12)       (0.11)       (0.11)       (0.12)
-------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations         $    0.37      $    0.90     $    1.62    $    0.87    $    2.00    $    3.95
-------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                        $   (0.45)     $   (0.90)    $   (1.01)   $   (0.94)   $   (0.88)   $   (1.12)
   Tax return of capital                               --             --            --           --           --       (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value      $   (0.08)     $    0.00     $    0.61    $   (0.07)   $    1.12    $    2.78
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)              $   12.98      $   13.06     $   13.06    $   12.45    $   12.52    $   11.40
-------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                 $   12.35      $   12.41     $   13.41    $   12.55    $   13.16    $   11.54
===============================================================================================================================
Total return at market value (c)                     3.14%         (0.84)%       15.66%        2.60%       22.63%       91.01%
Ratios to average net assets of
   common shareowners:
   Net operating expenses (d)                        1.30%(f)       1.47%         1.58%        1.67%        1.74%        2.03%
   Total expense plus interest expense (d)(e)        1.79%(f)       1.47%         1.58%        1.67%        1.74%        2.03%
   Net investment income before preferred
      share distributions                            5.71%(f)       7.70%         9.24%        9.96%        9.66%       11.79%
   Preferred share distributions                     0.02%(f)       0.94%         0.90%        0.85%        0.94%        1.26%
   Net investment income available to
      common shareowners                             5.69%(f)       6.76%         8.34%        9.11%        8.72%       10.53%
Portfolio turnover                                     40%            63%           63%          42%          40%          32%
Net assets of common shareowners,
   end of period (in thousands)                 $ 321,225      $ 323,127     $ 322,714    $ 306,822    $ 307,137     $278,565

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

-----------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended          Year          Year         Year         Year         Year
                                                5/31/14        Ended         Ended        Ended        Ended        Ended
                                                (unaudited)    11/30/13      11/30/12     11/30/11     11/30/10     11/30/09
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)     $      --      $ 182,450     $ 182,450    $ 182,450    $ 182,450    $ 182,450
Asset coverage per preferred share,
   end of period                                $      --      $  69,280     $  69,222    $  67,047    $  69,090    $  63,175
Average market value per preferred share (g)    $      --      $  25,000     $  25,000    $  25,000    $  25,000    $  25,000
Liquidation value, including dividends
   payable, per preferred share                 $      --      $  25,003     $  25,003    $  25,005    $  25,005    $  25,005
===============================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)      Includes interest expense of 0.49%.

(f)      Annualized.

(g)      Market value is redemption without an active market.

(h)      Amount rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 47

Notes to Financial Statements | 5/31/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and

48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities and loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available, are unchanged for 10 days or more, or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2014, 9 securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.0% of net assets applicable to common shareowners. The value of these fair valued securities are $0.

     Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 49

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2013, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

50 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareowners will be determined at the end of the current taxable year. The tax character of distributions paid to shareowners during the year ended November 30, 2013 was as follows:

     -----------------------------------------------------------------------------
                                                                              2013
     -----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                   $25,326,747
     -----------------------------------------------------------------------------
        Total                                                          $25,326,747
     =============================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2013:

     -----------------------------------------------------------------------------
                                                                             2013
     -----------------------------------------------------------------------------
     Distributable Earnings:
     Undistributed ordinary income                                  $   2,497,752
     Capital loss carryforward                                       (144,061,522)
     Other book/tax temporary differences                                (343,952)
     Unrealized depreciation                                             (508,525)
     -----------------------------------------------------------------------------
          Total                                                     $(142,416,247)
     =============================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

E.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 51 or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Trust invests primarily in senior loans. The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     The Trust is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

52 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 53 does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended May 31, 2014, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.05% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At May 31, 2014, $360,945 was payable to PIM related to management costs, administrative costs and certain other services and is included in "Affiliated expenses payable" and "Administration fees payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates. In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

54 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended May 31, 2014, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At May 31, 2014, the Trust had entered forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended May 31, 2014 was $642,657.

Open forward foreign currency contracts at May 31, 2014 were as follows:

------------------------------------------------------------------------------------------------
                        Net
                        Contracts     In                                            Net
                        to Receive/   Exchange            Settlement   US$          Unrealized
 Currency               (Deliver)     for US$             Date         Value        Appreciation
------------------------------------------------------------------------------------------------
 GBP                    (388,695)     $(655,047)          09/08/14     $(651,165)   $3,882
================================================================================================

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities as of May 31, 2014:

-----------------------------------------------------------------------------------------
Assets:
                                            Net
                               Gross        Amounts           Gross Amounts
                               Amounts      of Assets         Not Offset in
                               Offset       Presented        the Statement of
                               in the       in the        Assets and Liabilities
                   Gross       Statement    Statement    ------------------------
                   Amounts of  of Assets    of Assets                  Cash
                   Recognized  and          and          Financial     Collateral  Net
Description        Assets      Liabilities  Liabilities  Instruments   Received    Amount
-----------------------------------------------------------------------------------------
 Forward foreign
  currency
  contracts        $3,882      $--          $3,882       $--           $--         $3,882
=========================================================================================

7. Loan Agreement

Effective November 29, 2013, the Trust entered into a Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia in the amount of $160,000,000.

At May 31, 2014, the Trust had a borrowing outstanding under the Credit Agreement totaling $157,450,000. The interest rate charged at May 31, 2014 was 1.00%. During the six months ended May 31, 2014, the average daily

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 55 balance was $157,450,000 at a weighted average interest rate of 1.01%. With respect to the loan, interest expense of $786,956 is included in the Statement of Operations. The Credit Agreement was established in conjunction with the redemption of all of the Trust's auction market preferred shares (see Note 11).

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding.

As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

--------------------------------------------------------------------------------------------
                                                                              Asset
                                                               Total Amount   Coverage
                                                               Of Debt        Per $1,000 of
 Date                                                          Outstanding    Indebtedness
--------------------------------------------------------------------------------------------
 May 31, 2014                                                  $157,450,000   $3,040
============================================================================================

8. Unfunded Loan Commitments

As of May 31, 2014, the Trust had an unfunded loan commitment amounting to $1,168,107 (excluding unrealized appreciation on this commitment of $2,914 as of May 31, 2014) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------------------
                                                                              Unrealized
                                                                              Appreciation/
 Borrower                                    Par        Cost       Value      (Depreciation)
--------------------------------------------------------------------------------------------
 Allied Security Holdings LLC,
  Delayed Draw Term Loan                     $410,959   $414,041   $413,356   $ (685)
 GTCR Valor Companies, Inc.,
  Delayed Draw Term Loan                     $538,461   $533,077   $536,779   $3,702
 W.R. Grace & Co., Delayed
  Draw Term Loan                             $218,687   $218,161   $218,058   $ (103)
--------------------------------------------------------------------------------------------
    Total                                                                     $2,914
============================================================================================

9. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the periods ended May 31, 2014 and November 30, 2013 were as follows:

--------------------------------------------------------------------------------------------
                                                               5/31/14        11/30/13
--------------------------------------------------------------------------------------------
 Shares outstanding at beginning of period                     24,738,174     24,705,145
 Revinvestment of distributions                                        --         33,029
 Shares outstanding at end of period                           24,738,174     24,738,174
============================================================================================

56 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

The Trust redeemed all outstanding Series M7 auction market preferred shares ("AMPS") on December 3, 2013, all Series W7 AMPS on December 5, 2013 and all Series TH7 AMPS on December 6, 2013. See Note H for additional information.

10. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of May 31, 2014 were as follows:

----------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as               Asset Derivatives 2014         Liabilities Derivatives 2014
 Hedging Instruments            --------------------------------------------------------------
 Under Accounting               Statement of Assets            Statement of Assets
 Standards Codification         and Liabilities                and Liabilities
 (ASC) 815                      Location           Value       Location            Value
----------------------------------------------------------------------------------------------
 Forward foreign                Net unrealized                Net unrealized
  currency contracts            appreciation                  appreciation
                                on forward                    on forward
                                foreign currency              foreign currency
                                contracts          $3,882     contracts            $--
----------------------------------------------------------------------------------------------
  Total                                            $3,882                          $--
==============================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2014 was as follows:

----------------------------------------------------------------------------------------------
                                                                                 Change in
 Derivatives Not                                              Realized           Unrealized
 Accounted for as                                             Gain or            Appreciation/
 Hedging Instruments                                          (Loss) on          (Depreciation)
 Under Accounting           Location of Gain or (Loss)        Derivatives        on Derivatives
 Standards Codification     on Derivatives Recognized         Recognized         Recognized
 (ASC) 815                  in Income                         in Income          in Income
----------------------------------------------------------------------------------------------
 Forward foreign            Net realized gain (loss) on
  currency contracts        forward foreign currency
                            contracts and other assets
                            and liabilities denominated
                            in foreign currencies             $(33,189)
 Forward foreign            Change in net unrealized
  currency contracts        appreciation/ (depreciation)
                            on forward foreign currency
                            contracts and other assets
                            and liabilities denominated
                            in foreign currencies                                $(15,772)

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 57

11. Redemption of AMPS

The Trust redeemed all of its outstanding AMPS at the liquidation preference per share (sometimes referred to as "at part"), together with accrued and unpaid dividends, in any, as of the redemption date, as follows:

-----------------------------------------------------------------------------------------------
                                                                               Accrued and
                                                                 Liquidation   Unpaid
                             Shares        Redemption            Preference    Dividends
 Series                      Outstanding   Date                  Per Share     Paid Per Share
-----------------------------------------------------------------------------------------------
 M7                          2,434         December 3, 2013      $25,000       $--
 W7                          2,432         December 5, 2013      $25,000       $--
 TH7                         2,432         December 6, 2013      $25,000       $--
===============================================================================================

12. Dividends to Preferred Shareholders

Prior to the redemption of the Trust's AMPS (See Note 11), dividends on Series M7, Series W7 and Series TH7 were cumulative at a rate which was to be reset ever seven days based on the results of an auction. Since February 2008, the Trust's auctions related to the AMPS failed. Accordingly, the Trust paid the maximum dividend rate for each series, which was the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. There were no dividends payable on AMPS during the period from December 1, 2013 to the redemption of Series M7 AMPS on December 3, 2013, Series W7 AMPS on December 5, 2013 and Series TH7 AMPS on December 6, 2013.

13. Subsequent Events

The Board of Trustees of the Trust declared on June 2, 2014 a monthly dividend from undistributed net investment income of $0.065 per common share, payable June 30, 2014, to shareowners of record on June 17, 2014.

14. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm, effective upon completion of the audit of the Trust's financial statements for the fiscal year ended November 30, 2013.

58 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal year, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 59

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Changes to non-fundamental investment policies

Investments in floating rate loans. Effective August 1, 2014, the following non-fundamental investment policy has been modified by removing references to "senior" loans from the policy. The revised policy is as follows:

      Under normal market conditions, the Trust seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in floating rate loans.

Investments in non-U.S. securities. Effective August 1, 2014, the following non-fundamental investment policy has been modified to increase the limit on investments in non-U.S. securities from 10% to 35% of the Trust's assets. The revised policy is as follows:

      The Fund may invest up to 35% of its assets (net assets plus borrowings for investment purposes) in floating rate loans and other securities of non-U.S. issuers, including emerging markets securities.

Risks of investing in floating rate loans. Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds"). The fund's investments in floating rate loans may include unsecured or subordinated loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about loans than is the case for other types of securities. Although the features of loans, including

60 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 typically being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks. Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or "work-out" scenarios, including debtor-in-possession facilities in bankruptcy. Loans to highly leveraged companies are especially vulnerable to adverse economic or market conditions and the risk of default.

Risks of second lien and other subordinated securities. Second lien loans generally are subject to similar risks as those associated with senior (first lien) loans. Because second lien loans are subordinated and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Second lien loans and other subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depository receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 61

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    Daniel K. Kingsbury, President*
David R. Bock                                Mark D. Goodwin, Executive
Benjamin M. Friedman                           Vice President
Margaret B.W. Graham                         Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                          Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West****

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information re-garding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Trust.

**   Chief Financial and Accounting Officer of the Trust.

***  Mr. Mayer resigned as a Trustee of the Trust effective May 6, 2014.

**** Mr. West retired as a Trustee of the Trust effective July 15, 2014.

62 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

                            This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 63

                            This page for your notes.

64 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

                            This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 65

                            This page for your notes.

66 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

                            This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/14 67

                            This page for your notes.

68 Pioneer Floating Rate Trust | Semiannual Report | 5/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19389-08-0714

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not applicable.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date July 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date July 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2014

* Print the name and title of each signing officer under his or her signature.